                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 24, 1996


                               J. Michaels, Inc.
               (Exact name of registrant as specified in charter)


                           New York 0-5703 11-1796714
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)


                   182 Smith Street, Brooklyn, New York 11201
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (718-852-6100)



          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On April 24, 1996, J. Michaels Inc. (the "Company") and Muriel Siebert Capital Markets Group Inc. ("Siebert"), the sole shareholder of Muriel Siebert & Co., Inc. signed a definitive Plan and Agreement of Merger providing for the merger of Siebert into the Company (the "Merger"). As was contemplated by the letter of intent previously signed (reported in the Form 8-K dated February 2, 1996), the Plan and Agreement of Merger provides that the Company will liquidate all of its existing assets, and at the effectiveness of the Merger, the existing shareholders of the Company will receive out of the liquidation proceeds a cash payment and the right to share pro rata the remaining net after tax proceeds (after payment of expenses and liabilities) realized from the sale of the existing assets of the Company. After the Merger, the shareholders of the Company as of the effectiveness of the Merger will retain 2.5% of the shares of the surviving company, and the shareholders of Siebert will own 97.5% of the shares of the surviving company. The surviving company will continue the existing brokerage business conducted by Muriel Siebert & Co., Inc.

         Consummation of the merger is subject to certain conditions, including the approval of the shareholders of the Company and Siebert.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     J. MICHAELS, INC.
                                  (Registrant)


                                                     By: /s/JAMES H. MICHAELS
                                                        James H. Michaels, Pres.
Dated:  April 25, 1996

EXHIBITS

         Exhibit 10 Plan and Agreement of Merger dated April 24, 1996, and exhibits and schedules thereto

                          PLAN AND AGREEMENT OF MERGER



                                     between



                               J. MICHAELS, INC.,
                             a New York corporation,



                                       and


                   MURIEL SIEBERT CAPITAL MARKETS GROUP INC.,
                             a Delaware corporation





                           Dated as of April 24, 1996

                                TABLE OF CONTENTS

             (This Table of Contents is for convenience of reference
            only and is not intended to define, limit or describe the
           scope or intent of any provision of this Merger Agreement.)


                                                                  Page


RECITALS ...........................................................1

ARTICLE I  MERGER OF THE COMPANY INTO MSCMG........................ 1
Section 1.1.  Merger..............................................  1
Section 1.2.  Further Assurances...............................2

ARTICLE II  CERTIFICATE OF INCORPORATION, BY-LAWS,
                           DIRECTORS AND OFFICERS, AND STOCK OPTIONS........ 2
Section 2.1.  Charter Amendment........................................... 2
Section 2.2.  Certificate of Incorporation.............................. 2
Section 2.3.  By-Laws................................................2
Section 2.4.  Directors and Officers................................ 3
Section 2.5.  Stock Options............................................ 3

ARTICLE III  CONVERSION AND EXCHANGE OF SHARES
                           AND LIQUIDATION OF THE COMPANY.............3
Section 3.1.  Conversion of Shares...........................................3
Section 3.2.  Liquidation of the Company Assets.............................. 4
Section 3.3.  Option to Leave Assets in Company............................ 5
Section 3.4.  Exchange of Certificates.....................................  6
Section 3.5.  Company Common Stock........................................  6
Section 3.6.  No Further Transfers.........................................  6
Section 3.7.  Legended Certificates........................................  7

ARTICLE IV  REPRESENTATIONS AND WARRANTIES
                           OF THE COMPANY................................  7
Section 4.1.  Organization; Authority......................................  7
Section 4.2.  Subsidiaries................................................  7
Section 4.3.  Capitalization of the Company.........................  8
Section 4.4.  Charter Documents.............................................. 9
Section 4.5.  Subsidiary Capitalization...................................... 9
Section 4.6.  Binding Obligation; Consents; Litigation...................... 9
Section 4.7.  Financial Statements........................................ 10
Section 4.8.  Real Property.............................................. 11
Section 4.9.  Banking Facilities...........................................11
Section 4.10.  Powers of Attorney and Suretyships.......................11
Section 4.11.  Employee Benefits..................................11
Section 4.12.  Compliance With Law; Permits..............................15
Section 4.13.  Litigation..............................................15
Section 4.14.  Material Contracts and Agreements............................ 16
Section 4.15.  Labor Matters................................................17
Section 4.16.  Tax Matters.................................................17
Section 4.17.  Absence of Undisclosed Liabilities...........................18

Section 4.18. Insurance...................................................18
Section 4.19. No Material Adverse Change                                     19
Section 4.20. Required Consents                                              19
Section 4.21. Proxy Statement                                                19
Section 4.22. Commission Filings                                             20
Section 4.23. Transfer of Assets and Liabilities
to Liquidating Trust                                                         20
Section 4.24. Disclosure; Representations and Warranties                     21
Section 4.25. Finders or Brokers                                             21

ARTICLE V REPRESENTATIONS AND WARRANTIES OF MSCMG                            21
Section 5.1. Organization                                                    21
Section 5.2. Authority; Consents                                             21
Section 5.3. Subsidiaries                                                    22
Section 5.4. Capitalization of MSCMG                                         22
Section 5.5. Binding Obligation; Consents; Litigation                        22
Section 5.6. Financial Statements                                            23
Section 5.7. Compliance With Law; Permits                                    23
Section 5.8. Litigation                                                      24
Section 5.9. Litigation                                                      24
Section 5.10. Consents                                                       24
Section 5.11. No Material Adverse Change                                     24
Section 5.12. Proxy Statement                                                25
Section 5.13. Disclosure; Representations and Warranties                     25
Section 5.14. Finders or Brokers                                             25

ARTICLE VI TRANSACTIONS PRIOR TO THE EFFECTIVE
TIME OF THE MERGER                                                           26
Section 6.1. Stockholders' Meeting                                           26
Section 6.2. Approvals; Consents                                             27
Section 6.3. Conduct and Liquidation of Business
Prior To Effective Time of the Merger                                        27
Section 6.4. Access to Information and Documents                             28
Section 6.5. Periodic Information                                            29
Section 6.6. Representations                                                 29
Section 6.7. Mailing Date                                                    30
Section 6.8. Information                                                     35
Section 6.9. Notice of Breach                                                36
Section 6.10. Negotiations with Third Parties                                36
Section 6.11. Tax Matters                                                    38

ARTICLE VII CONDITIONS TO OBLIGATIONS OF THE PARTIES                         41
Section 7.1. Stockholder Approvals                                           41
Section 7.2. Filing of Charter Amendment                                     41
Section 7.3. Listing                                                         41
Section 7.4. Mailing Date Documents                                          41
Section 7.5. Regulatory Approvals                                            41
Section 7.6. Escrow Agreement                                                42
Section 7.7. Trust Agreement                                                 42

ARTICLE VIII CONDITIONS TO MSCMG'S OBLIGATIONS                               42
Section 8.1. Representations and Warranties                                  42
Section 8.2. The Company's Performance                                       43

Section 8.3. Authority                                      43
Section 8.4. Opinion of the Company's Counsel               43
Section 8.5. Legal Matters Satisfactory                     43

ARTICLE IX CONDITIONS TO THE COMPANY'S OBLIGATIONS
Section 9.1. Representations and Warranties                 43
Section 9.2. MSCMG's Performance                            44
Section 9.3. Authority                                      44
Section 9.4. Opinion of MSCMG's Counsel                     44
Section 9.5. Legal Matters Satisfactory                     44

ARTICLE X TERMINATION                                       44
Section 10.1. Termination                                   44

Article XI INDEMNIFICATION                                  45
Section 11.1. Indemnification by the Company                45
Section 11.2. Indemnification by the Company                49
Section 11.3. Legal Proceedings                             51

ARTICLE XII MISCELLANEOUS                                   52
Section 12.1. Expenses                                      52
Section 12.2. Survival of Representations and Warranties    52
Section 12.3. Governing Law                                 53
Section 12.4. Notices                                       53
Section 12.5. Jurisdiction; Agent For Service               54
Section 12.6. Press Releases                                56
Section 12.7. Assignment; Amendments, Waivers               56
Section 12.8. Entire Agreement                              56
Section 12.9. Severability                                  56
Section 12.10. Headings                                     57
Section 12.11. Counterparts                                 57
b
                          PLAN AND AGREEMENT OF MERGER


     This PLAN AND AGREEMENT OF MERGER (this "Merger Agreement") is made as of April 24, 1996 between J. MICHAELS, INC., a New York corporation (the "Company"), and MURIEL SIEBERT CAPITAL MARKETS GROUP INC., a Delaware corporation wholly-owned by Muriel Siebert ("MSCMG"). The Company and MSCMG are sometimes referred to herein as the "Constituent Corporations", and the Company is sometimes referred to herein as the "Surviving Corporation."

                                    RECITALS

     A. The Company was incorporated in the State of New York on April 9, 1934. Its principal executive offices are located at 182 Smith Street, Brooklyn, New York 11201. The authorized capital stock of the Company consists of 1,500,000 shares of common stock, par value $1.00 per share (the "Company Common Stock"), of which 891,282 shares were outstanding and entitled to vote as of April 24, 1996. The number of such outstanding shares of the Company Common Stock is subject to change prior to the effective time of the merger herein provided for pursuant to the exercise of current outstanding employee stock options.

     B. MSCMG was incorporated in the State of Delaware on November 29, 1993. Its principal executive offices are located at 885 Third Avenue, Suite 1720, New York, New York 10022. The authorized capital stock of MSCMG consists of 1,500 shares of common stock, no par value (the "MSCMG Common Stock"), all of which are outstanding and entitled to vote as of the date hereof.

C. The Boards of Directors of the Company and MSCMG have approved this Merger Agreement and deem it advis- able and for the benefit of their respective corporations and their stockholders that MSCMG merge with and into the Company on the terms and conditions herein set forth (the "Merger").

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                        MERGER OF THE COMPANY INTO MSCMG

     Section 1.1. Merger. Upon the approval and adop- tion of this Merger Agreement by the stockholders of each of the Constituent Corporations in accordance with the laws of the States of New York and Delaware, as appropriate, and the satisfaction or waiver of the conditions set forth herein to the obligations of the parties hereto, a certificate of merger shall, subject to the rights of termination and abandonment hereinafter set forth, be filed with the Department of State of the State of New York in accordance with the law of the State of New York and the Secretary of State of the State of Delaware in accordance with the law of the State of Delaware. Effective as of the close of business on the date on which the filing of such certificate of merger is made, MSCMG shall merge with and into the Company, which as the Surviving Corporation shall continue its corporate existence under the laws of the State of New York under the name of Siebert Financial Corp. The date and time of such filing is herein referred to as the "Effective Time of the Merger".

     Section 1.2. Further Assurances. From time to time as and when requested by the Surviving Corporation, or by its successors or assigns, the officers and directors of MSCMG last in office shall execute and deliver such deeds and other instruments of transfer and shall take or cause to be taken such further or other act as shall be necessary or advisable in order to vest or perfect in the Surviving Corporation, or to confirm of record or otherwise to the Surviving Corporation, title to and possession of all the property, interests, assets, rights, privileges, immunities, powers and purposes of each of the Constituent Corporations.


                                   ARTICLE II

                     CERTIFICATE OF INCORPORATION, BY-LAWS,
                    DIRECTORS AND OFFICERS, AND STOCK OPTIONS

     Section 2.1. Charter Amendment. At or immediately prior to the Effective Time of the Merger, the Company shall amend its Certificate of Incorporation to increase the number of authorized shares of Company Common Stock from 1,500,000 to 49,000,000 (the "Charter Amendment").

     Section 2.2. Certificate of Incorporation. Except for the change of name of the Company as provided herein, the Certificate of Incorporation of the Company in effect at the Effective Time of the Merger (as amended by the Charter Amendment) shall be the Certificate of Incorpo- ration of the Surviving Corporation until amended as provided by law.

     Section 2.3. By-Laws. The by-laws of the Company in effect at the Effective Time of the Merger shall be the by-laws of the Surviving Corporation until amended or repealed as provided by law.

     Section 2.4. Directors and Officers. The direc- tors of MSCMG at the Effective Time of the Merger shall be the directors of the Surviving Corporation and shall hold office as provided in the by-laws of the Surviving Corpora- tion. The officers of MSCMG at the Effective Time of the Merger shall be the officers of the Surviving Corporation and shall hold office as provided in the by-laws of the Surviving Corporation.

     Section 2.5. Stock Options. The Company's Incentive Stock Option Plan and the 1987 Stock Option Plan shall be terminated on the date of the Effective Time of the Merger and any options issued pursuant to such plans not exercised prior to the Effective Time of the Merger shall be canceled.


                                   ARTICLE III

                        CONVERSION AND EXCHANGE OF SHARES
                         AND LIQUIDATION OF THE COMPANY

     Section 3.1. Conversion of Shares. The manner and basis of converting the shares of each Constituent Corporation shall be as follows:

     (a) Subject to the provisions of paragraph (b), each share of MSCMG Common Stock outstanding immediately prior to the Effective Time of the Merger (other than shares of MSCMG Common Stock held in the treasury of MSCMG) shall, by virtue of the Merger and without any action on the part of the holder thereof, be entitled to receive as of the Effective Time of the Merger 23,823.33 shares of Company Common Stock for each share of MSCMG Common Stock owned as of the Effective Time of the Merger, such number of shares of Company Common Stock to be fixed so that the stockholders of MSCMG as of the Effective Time of the Merger receive an aggregate of 97.5% of the issued and outstanding shares of Company Common Stock as of the Effective Time of the Merger.

     (b) No certificates for fractions of shares of Company Common Stock and no scrip or other certificates evi- dencing fractional interests in such shares shall be issu- able and any such fractional share which would otherwise be issued shall be canceled without the payment of any amount therefore. No such stockholder shall be entitled to any voting, dividend or other rights as a stockholder of the Company with respect to any fractional share.

     (c) The holders of Company Common Stock immediately prior to the Effective Time of the Merger other than the Dissenting Holders (as defined below) (such holders other than the Dissenting Holders, the "Existing Holders") shall at the Effective Time of the Merger receive a cash payment equal to the Effective Date Payment (as hereinafter defined), and the right to receive distributions from the liquidating trust to be established by the Company pursuant to Section 3.2 for the benefit of the Existing Holders (the "Liquidating Trust"). The Effective Date Payment shall be an amount equal to the available cash proceeds from the liquidation referred to in Section 3.2 below (including in such proceeds the net after-tax proceeds of any assets sold, after payment of all expenses and liabilities of the Company (including tax liabilities relating to the liquidation), and the cash and cash equivalents of the Company in hand immediately prior to the Effective Time of the Merger), less (i) $500,000 to be placed in escrow pursuant to Section 3.2 below, (ii) $500,000 to be held by the Liquidating Trust to pay liabilities, if any, pursuant to the proviso in Section
3.2 below, and (iii) such amount as the trustees of the Liquidating Trust (the "Trustees") determine in good faith to retain in the Liquidating Trust to enable the Liquidating Trust to (x) liquidate the assets in the Liquidating Trust in an orderly fashion and (y) maintain an adequate reserve for liabilities assumed by the Liquidating Trust.

     (d) Each share of MSCMG Common Stock issued and held in the treasury of MSCMG immediately prior to the Effective Time of the Merger shall be canceled and retired, and no shares or other securities of the Company shall be issuable, and no cash shall be exchangeable, with respect thereto.

     (e) The Merger shall effect no change in any of the shares of Company Common Stock outstanding at the Effective Time of the Merger and no such shares shall be converted as a result of the Merger.

     Section 3.2. Liquidation of the Company Assets. Prior to the date hereof, the Company commenced to liquidate the assets relating to the existing business of the Company. At the Effective Time of the Merger, (i) the Existing Holders (other than those who have elected to enforce their right to receive payment for their shares pursuant to Section 623 of the New York Business Corporation Law) (such electing holders, the "Dissenting Holders") shall receive the Effective Date Payment, (ii) $500,000 shall be placed in escrow pursuant to an escrow agreement substantially in the form of Exhibit A hereto (the "Escrow Agreement") for one year from the Effective Time of the Merger and (iii) the Surviving Corporation shall receive the Effective Date Payment for the Dissenting Holders. Subject to Section 3.3
                                       -4-
below, any and all assets of the Company immediately prior to the Effective Time of the Merger not so disbursed to the Existing Holders or placed in escrow pursuant to this Section 3.2 or disbursed to the Surviving Corporation pursuant to clause (iii) above, including without limitation any and all cash or cash equivalents not placed in escrow or included in the Effective Date Payment or the payment to the Surviving Corporation, shall be transferred to the Liquidating Trust for the exclusive benefit of the Existing Holders; provided, however, that on or immediately after the liquidation of the last of the material assets of the Company transferred to the Liquidating Trust (other than accounts receivable), an additional $500,000 shall be reserved by the Liquidating Trust for a period of one year from the date thereof to be used to pay all amounts due to MSCMG (or the Surviving Corporation as the successor in interest thereto) pursuant to Section 11.1 hereto or to pay liabilities other than liabilities set forth in Schedule 4.17. Without limiting the generality of the foregoing, the assets of the Company immediately prior to the Effective Time of the Merger which are to be transferred to the Liquidating Trust shall include all cash and cash equivalents, all real and personal property, all rights to tax or other refunds and all rights of any kind or nature whatsoever, whether choate or inchoate.

     Section 3.3. Option to Leave Assets in Company. At the option of the Trustees and with the consent of the Surviving Corporation which shall not be unreasonably withheld, assets of the Company immediately prior to the Effective Time of the Merger which would otherwise have been transferred to the Liquidating Trust and which constitute an active business shall, instead, be held by the Company pending their sale or other disposition. During the period in which any such assets are held by the Company, the Company irrevocably designates the Trustees as its agents to manage any such assets pending their sale or other disposition and to arrange in all respects for their sale or other disposition, provided that the Company shall have no liability with respect to such assets or in connection with such disposition, and any liability in connection with such assets or such disposition shall be a liability to be assumed by the Liquidating Trust. Such assets, and any after-tax revenues generated by such assets (including without limitation any revenues generated from the operation of such assets or their sale or other disposition) and after payment of all expenses incurred as a result directly, or in any way indirectly, of the operation or retention of such assets, shall be held in trust by the Company for the benefit of the Liquidating Trust, and any such after-tax revenues upon sale or disposition shall immediately be transferred to the Liquidating Trust. The determination of after-tax revenues for purposes of this
Section 3.3 shall be
made in accordance with the procedures contained in Section 6.11(d) hereof.

                     Section 3.4. Exchange of Certificates.

     (a) Each holder of record at the Effective Time of the Merger of shares of MSCMG Common Stock shall be en- titled, upon the surrender to the Company or its transfer agent of the certificate for its shares of MSCMG Common Stock for cancellation, to receive a certificate or certificates representing the number of shares of Company Common Stock into which the holder's shares of MSCMG Common Stock shall have been converted in the Merger under Section 3.1(a).

     (b) Until so presented and surrendered in exchange for a certificate or certificates representing shares of Company Common Stock, each certificate which represented issued and outstanding shares of MSCMG Common Stock which were converted at the Effective Time of the Merger into the right to receive shares of Company Common Stock shall be deemed for all corporate purposes, except as set forth below, to evidence the ownership of the number of shares of Company Common Stock into which the holder's shares shall have been converted in the Merger. Unless and until any such certificates shall be so surrendered, the holder of such certificate shall not be entitled to receive any dividend or other distribution payable to holders of shares of Company Common Stock.
Following such surrender, there shall be paid to the record holder of the certificate representing shares of Company Common Stock issued upon such surrender the amount of dividends (without interest thereon) which shall have become payable with respect to the number of shares of Company Common Stock represented by the certificate issued in exchange upon such surrender; provided that such record holder shall not be entitled to receive the Effective Date Payment, or any other distributions from or in respect of the Liquidating Trust, after the Effective Time of the Merger or any other proceeds of the liquidation referred to in Section 3.2 above.

                  Section 3.5. Company Common Stock. Except for the issuance of shares of Company Common Stock upon conversion of shares of MSCMG Common Stock pursuant to Section 3.1, the Merger shall effect no change in the shares of the Company's capital stock and none of its shares shall be converted as a result of the Merger.

                  Section 3.6. No Further Transfers. After the Effective Time of the Merger, there shall be no registration of transfers on the stock transfer books of MSCMG of the shares which were outstanding immediately prior to the Effective Time of the Merger.

                  Section 3.7. Legended Certificates. Certificates representing shares of Company Common Stock issued to each holder of securities of MSCMG, shall bear a legend substan-tially as follows:

                  "The shares represented by this certificate have not been registered, under the Securities Act of 1933. The shares may not be sold or transferred in the absence of a current prospectus or an exemption therefrom under the Securities Act of 1933."


                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants as follows:

                  Section 4.1. Organization; Authority. The Company is a corporation organized and existing in good standing under the laws of the State of New York. The Company is not required to be qualified or licensed to do business as a foreign corporation in any jurisdiction by reason of the ownership or leasing of real property, the maintenance of offices, the warehousing of goods, the conduct of its business activities, the nature of its business or otherwise, except where the failure to be so qualified or licensed would be curable by subsequent qualification without such failure having a material adverse effect on the Company or would not have a material adverse effect on the Company. The Company would not be subject to material penalties, taxes or other burdens based on its past conduct if it chose to qualify in any jurisdiction in which it is not now qualified. No jurisdiction in the United States in which the Company is not now qualified has asserted to the Company that the Company is required to be qualified to do business therein.

                  The Company has all necessary power and authority to own or to lease, and to operate, its properties and assets and to carry on its business as it is now being conducted.

                  Section 4.2. Subsidiaries. Set forth on Schedule 4.2 are the only corporations (the "Company Subsidiaries") with respect to which the Company beneficially owns, directly or indirectly, in excess of 50% of the outstanding stock or other equity interests, the holders of which are entitled to vote for election of a majority of the board of directors or other governing body thereof, except for corporations, if any, which have no material assets or liabilities and have not conducted any operations for the past three years ("Inactive Subsidiaries"). The Company is not aware of any Inactive Subsidiaries. The other entities listed on Schedule 4.2 are the only entities with respect to which (i) the Company beneficially owns directly or indirectly in excess of 5% but not in excess of 50% of the outstanding stock or other interests, the holders of which are entitled to vote for election of a majority of the board of directors or other governing body thereof, (ii) the Company may be deemed to be in control because of factors or relationships other than the quantity of stock or other interests owned, or (iii) the Company's investment in which is accounted for by the equity method. Each Company Subsidiary is organized and existing and in good standing under the laws of its jurisdiction of incorporation, which jurisdiction is set forth on Schedule 4.2. Each Company Subsidiary has all necessary power and authority to own or to lease, and to operate, its properties and assets and to carry on its business as it is now being conducted. Each Subsidiary is duly licensed or qualified to do business as a foreign corporation and in good standing in every jurisdiction in which (i) the ownership or leasing of real property, the maintenance of offices, the warehousing of goods, the conduct of its business activities or the nature of its business makes such qualification necessary and (ii) failure so to qualify or to become licensed would, if not remedied, impair title to its properties or its rights to enforce contracts against others or expose it to material liability in such jurisdictions.

                  Section 4.3.  Capitalization of the Company.  The
                                -----------------------------
authorized capital stock of the Company consists of
1,500,000 shares of common stock, par value $1.00 per share, of which 891,282 shares are outstanding and have been duly
authorized and validly issued and are fully paid and
nonassessable.  No shares of the Company's capital stock are held by the Company or any of the Company Subsidiaries.
There are no options, warrants, rights, calls, commitments
or agreements of any character obligating the Company or any of the Company Subsidiaries to issue any shares of capital
stock or any security representing the right to purchase or
otherwise receive any such shares, except for options to
purchase 25,000 shares of the Company Common Stock pursuant
to employee stock options granted under the Company Incen-
tive Stock Option Plan.  Schedule 4.3 contains a complete
                                  ---
and accurate list of the following with respect to each employee stock option outstanding under the Company
Incentive Stock Option Plan and the 1987 Stock Option Plan:
the name of the holder of such option, the date such option was granted, became or will become exercisable and will expire, the number of shares of Company Common Stock covered by such option and the exercise price of such option.
Except for restrictions on transfer arising under applicable

Federal and state securities laws, there are no existing restrictions imposed by the Company or by its affiliates on the transfer of any outstanding shares of capital stock of the Company and there are no registration covenants with respect thereto. None of the outstanding shares of the Company or any of the Company Subsidiaries was issued in violation of the preemptive rights of any present or former stockholder.

                  Section 4.4.  Charter Documents.  The copies of
the certificates of incorporation and by-laws of the Company and each of the Company Subsidiaries which have previously been delivered to MSCMG are complete and correct.

                  Section 4.5. Subsidiary Capitalization. Except as set forth on
Schedule 4.5, (i) the authorized capital stock of the Company Subsidiaries consists solely of shares of common stock; (ii) there are no options, warrants, rights, calls, commitments or agreements of any kind obligating the Company or any of the Company Subsidiaries to issue any shares of the capital stock of such Company Subsidiary or any security representing the right to purchase or otherwise receive any such capital stock or to transfer any issued shares of such capital stock; and (iii) the Company is the record and beneficial owner of all the outstanding shares of capital stock of the Company Subsidiaries, free and clear of all mortgages, security interests, liens, claims and encumbrances. All such shares of common stock which are outstanding have been validly issued and are fully paid and nonassessable.

                  Section 4.6. Binding Obligation; Consents; Litigation. The execution and delivery of this Merger Agreement by the Company do not, and the consummation of the transactions contemplated hereby will not, violate (i) any provision of the certificate of incorporation or by-laws of the Company or any of the Company Subsidiaries or (ii) any provision of, or result in a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which the Company or any of the Company Subsidiaries is a party, or to which the Company or any of the Company Subsidiaries is, or the assets, properties or business of the Company or any of the Company Subsidiaries are, subject, which would have a material adverse effect on the Company or any of its assets (provided that neither a material adverse change in the operations of the Company, nor the liquidation of the Company's assets, shall be deemed to have a material adverse effect on the Company or its assets) (any such included material adverse effect, a "Material Adverse Effect"). The Board of Directors of the Company has approved this Merger Agreement, has authorized the execution and delivery hereof and has directed that this Merger Agreement be submitted to the stockholders of the Company for adoption at a special meeting of such stockholders. The Company has full power, authority and legal right to enter into this Merger Agreement and, upon appropriate vote of its stockholders in accordance with the law, to consummate the transactions contemplated hereby. Except for the approval of its stockholders, the Company has taken all action required by law, its certificate of incorporation, its by-laws or otherwise to authorize and to approve the execution and delivery of this Merger Agreement and the documents, agreements and certificates executed and delivered by the Company in connection herewith and the consummation by the Company of the transactions contemplated hereby. This Merger Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms. No consent, action, approval or authorization of, or registration, declaration or filing with, any governmental authority arising from the Company's obligations prior to the Merger is required to be obtained by the Company in order to authorize the execution and delivery by the Company of this Merger Agreement or the consummation by the Company of the Merger.

                  Section 4.7. Financial Statements. The Company has furnished MSCMG with complete copies of the financial statements of the Company for each of the three fiscal years ended March 31, 1995 (as restated in the case of the fiscal years ended March 31, 1994 and 1993), including in each case a balance sheet, the related statements of income and of changes in financial position for the period then ended, the accompanying notes, and the report thereon of Richard
A. Eisner & Company, LLP, independent (of the Company) certified public accountants with respect to the fiscal year ended March 31, 1995 ("Eisner & Co.") and the report thereon of Ernst & Young LLP, independent (of the Company) certified public accountants with respect to the two fiscal years ended March
31, 1994 and the unaudited financial statements of the Company for the nine-month period from March 31, 1995 to December 31, 1995, including a balance sheet and the related statements of income and of changes in financial position for the nine-month period then ended (the consolidated balance sheet therein and the notes thereto as at December 31, 1995 being called the "Company Balance Sheet"). All such financial statements (i) reflect and provide adequate reserves in respect of all known liabilities of the Company and the Company Subsidiaries in accordance with GAAP, including all known contingent liabilities as of their respective dates, and (ii) present fairly the financial condition of the Company and the Company Subsidiaries at such dates except that a diminution in the value of the Company's assets from that reflected on the Company Balance Sheet shall not be a breach of the representation so long as such diminution shall not result in the Company's being rendered insolvent at any time from the date hereof through the Effective Time of the Merger.

                  Section 4.8. Real Property. Except as set forth on Schedule 4.8, neither the Company nor the Company Subsidiaries owns, has legal or equitable title in, or has a leasehold interest in, any real property (the "Real Property").

                  Section 4.9. Banking Facilities. Schedule 4.9 sets forth the name of each bank with which the Company has an account or safe deposit box, the identifying numbers or symbols thereof and the name of each person authorized to draw thereon or to have access thereto.

                  Section 4.10. Powers of Attorney and Suretyships. The Company has set forth on Schedule 4.10 the name of each person, if any, holding any power of attorney from the Company and the Company Subsidiaries and a summary statement of the terms thereof. The Company and the Company Subsidiaries have no material obligation or material liability, either actual, accrued, accruing or contingent, as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any person, corporation, partnership, joint venture, association, organization or other entity.

                  Section 4.11.  Employee Benefits.

                  (a) Set forth on Schedule 4.11 is a correct and complete list of all funded or unfunded, written or oral, employee benefit plans, contracts, agreements, incentives, salary, wages or other compensation plans or arrangements, including but not limited to all pension and profit sharing plans, savings plans, bonus, deferred compensation, incentive compensation, stock purchase, supplemental retirement, severance or termination pay, stock option, hospitalization, medical, life insurance, dental, disability, salary continuation, vacation, or supplemental unemployment benefit programs, policies, plans, or arrangements, union contracts, employment contracts, consulting agreements, retiree benefits and agreements, severance agreements and each other employee benefit program, plan, policy or arrangement, at any time maintained since January 1, 1990, contributed to, or required to be contributed to by the Company or an ERISA Affiliate for the benefit of present or former employees, directors, agents or consultants, or for which the Company may be responsible or with respect to which it may have any liability, whether or not subject to ERISA and whether legally binding or not

(each a "Plan"); provided, however, Schedule 4.11 shall set forth only those hospitalization, medical, life insurance, dental, disability, salary continuation and vacation programs, policies, plans or arrangements and only those union contracts to which the Company or an ERISA Affiliate is currently contributing. "ERISA Affiliate" means any trade or business, whether or not incorporated, that together with the Company would be deemed a single employer under Section 414(b), (c), (m), (n) or (o) of the Code or Section 4001 of ERISA. Each Plan intended to be qualified under Section 401(a) of the Code (a "Tax-Qualified Plan", which term shall exclude any multiemployer plan (as defined in Section 3(37) of ERISA to which the Company or any of its subsidiaries contribute and which is the subject of a collective bargaining agreement ("Multiemployer Plans")) is identified as a Tax-Qualified Plan in such
Schedule 4.11 and is so qualified.

                  (b) The Company has heretofore delivered to MSCMG true and complete copies of the following:

              (i) each Plan listed on Schedule 4.11 and all amendments thereto to the date hereof;

             (ii) each trust agreement and annuity contract (or any other funding instruments) pertaining to any Plan, including all amendments to such documents to the date hereof;

            (iii)          the most recent determination letter
         issued by the Internal Revenue Service with respect to each of the Tax-Qualified Plans;

             (iv)          the most recent actuarial valuation
         report for each Plan for which an actuarial valuation report is required to be prepared; and

              (v) the most recent Annual Report (IRS Forms 5500 series), including Schedules A and B and plan audits, if applicable, required to be filed with respect to each Plan.

                  (c) The status as of the date hereof of each Plan and Multiemployer Plan is set forth in Schedule 4.11, including (i) the amount of the Company's or the ERISA Affiliates contribution to such Plan for each of the past three fiscal years and the plan year in which the Effective Time of the Merger occurs, (ii) the amount of any liability of the Company and the ERISA Affiliates for payments or contributions past due with respect to such Plan as of the last day of its most recent plan year and as of the end of any subsequent month ending prior to the Effective Time of the Merger, and the date any such amounts were paid,

(iii) any contribution to such Plan in a form other than in cash and (iv) whether such Plan has been terminated. Except as set forth on Schedule 4.11, neither the Company nor the ERISA Affiliates has obligations or liabilities with respect to any Plan or liabilities relating to any Plan under any collective bargaining agreement to which they are a party or by which they are bound.

                  (d) To the knowledge of the Company or any officer of the Company, each Tax-Qualified Plan and any related trust agreements or annuity contracts (and any other funding instruments) currently comply, and have complied in the past, both as to form and operation, including compliance with all reporting and disclosure requirements, with the provisions of ERISA and the Code, as well as the provisions of any applicable collective bargaining agreement. The IRS has issued a favorable determination letter with respect to the qualification under Sections 401(a) and 501(a) of the Code including compliance with the requirements of the Tax Reform Act of 1986, of each Tax-Qualified Plan and related trust, if any, and has not taken any action to revoke such letters. In addition, all necessary governmental approvals for the Tax-Qualified Plans have been obtained.

                  (e) With respect to each Tax-Qualified Plan that is subject to Title I, Subtitle B, Part 3 of ERISA (a "Pension Plan") the present value, on a termination basis of all accrued benefits (vested and nonvested) of each such Plan as of the Effective Time of the Merger, determined on the basis of the actuarial assumptions set forth on Schedule 4.11(e), will not exceed the fair market value of the assets of each such Plan as of the Effective Time of the Merger.

                  (f) With respect to all Pension Plans,  except as set forth on
Schedule 4.11, (i) the Company and ERISA Affiliates have paid all premiums (and interest charges and penalties for late payment, if applicable) due the PBGC with respect to each plan year thereof for which such premiums are required;
(ii) on and after September 2, 1974, there has been no "reportable event" (as defined in Section 4043(b) of ERISA and the regulations of the PBGC under that Section) subject to Title IV of ERISA; (iii) no liability to the PBGC has been incurred by the Company ERISA Affiliates on account of any termination subject to Title IV of ERISA; (iv) on and after September 2, 1974, no filing has been made by the Company ERISA Affiliates with the PBGC, and no proceeding has been commenced by the PBGC, to terminate any Pension Plan subject to Title IV of ERISA maintained, or wholly or partially funded, by the Company and ERISA Affiliates (v) neither the Company and the ERISA Affiliates have (A) ceased operations at a facility so as to become subject to the provisions of Section 4062(f) of ERISA, (B) withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA, (C) ceased making contributions so as to become subject to
Section 4064(a) of ERISA to a Pension Plan to which the Company or any ERISA Affiliates made contributions during the five years prior to the Closing Date, or (D) made a complete or partial withdrawal from a Multiemployer Plan.

                  (g) In addition, with respect to all Plans, except as set forth on Schedule 4.11, (i) other than routine claims for benefits, there are no material actions, suits or claims pending or threatened against any Plan or the fiduciaries thereof, or against the assets of any Plan and (ii) on and after January 1, 1975, neither the Company nor any ERISA Affiliate, any plan fiduciary of any Plan has engaged in any prohibited transaction within the meaning of Title I of ERISA or Section 4975 of the Code and no imposition of excise tax penalties has occurred with respect thereto.

                  (h) At the Effective Time of the Merger, the Company will have no employees except to the extent that a portion of the business is left in the Company as contemplated by Section 3.3.

                  (i) To the knowledge of the Company or any officer of the Company, each "group health plan" (within the meaning of Section 4980B of the Code) maintained by the Company has been administered in compliance with the coverage continuation requirements contained in the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") and any regulations promulgated or proposed under the Code.

                  (j) The Company shall terminate or cause to be terminated, on or prior to the Effective Time of the Merger, and without any liability to the Surviving Corporation or MSCMG, all Plans described in Schedule 4.11, so that to the extent permitted by applicable law the Company no longer maintains, contributes to or participates in such plans after the Effective Time of the Merger, all in accordance with the applicable requirements of ERISA, the Code, and the terms of such plans or related instruments; provided, however, that any plan required to be maintained by applicable law shall be terminated as soon as permitted by applicable law. The Company shall promptly provide MSCMG with copies of all documents filed with any governmental agencies and any other documents relating to the amendment of such plans.

                  (k)      Without limiting the generality of Section
3.2 of this Agreement, the parties hereto hereby further agree that the Liquidating Trust, on or prior to the

Effective Time, expressly assumes all obligations and responsibilities under the Plans currently maintained or contributed to by the Company on behalf of the employees or former employees, including, without limitation, all obligations and liabilities with respect to the termination of and withdrawal from the Plans, all obligations and responsibilities to provide retiree health coverage and continuation coverage and appropriate notices under COBRA, and all obligations and responsibilities under all severance and termination pay plans and programs, and shall indemnify MSCMG and the Surviving Corporation for and hold them harmless from and against all liabilities, costs, and expenses arising in connection with such Plans, continuation coverage requirements and termination obligations. The Surviving Corporation shall cooperate fully with the Liquidating Trust by making available records, books of account or other materials, or taking such other reasonable actions, as may be necessary or helpful for the Liquidating Trust to fulfill its obligations under this Section 4.11(k).

                  (l) The Corporation does not maintain, sponsor or contribute to any plan or program providing retiree medical or life insurance benefits.

                  Section 4.12. Compliance With Law; Permits. Except as set forth in Schedule 4.12, and except in all cases for non-compliance which would not have a Material Adverse Effect, the Company and each Company Subsidiary have complied with all applicable federal, state, local or foreign laws, regulations, ordinances, orders, injunction, or decrees, or administrative decisions or directives (the "Requirements of Law"), relating to its securities, property, employees, former employees or applicants for employment ("Employees") or business, including, without limitation, Title VII of the Civil Rights Act of 1964, as amended ("Title VII"), OSHA, the Age Discrimination in Employment Act of 1967, as amended ("ADEA"), the Equal Pay Act of 1963, as amended ("EPA"), the NLRA, the Foreign Corrupt Practices Act of 1977, as amended, the Foreign Agents Registration Act of 1938, as amended, the Federal Regulation of Lobbying Act, as amended, and the Ethics in Government Act of 1978, as amended, and all applicable statutes, regulations, orders and restrictions relating to environmental standards or controls.

                  Section 4.13. Litigation. (a) Except as set forth in Schedule 4.13, there is no (i) action, suit, claim, proceeding or investigation pending or, to the knowledge of the Company or any officer of the Company, threatened against or affecting the Company or any of the Company Subsidiaries or their assets, Employees or properties, at law or in equity, or before or by any court or governmental authority, (ii) arbitration proceeding relating to the

Company or any of the Company's Subsidiaries or their assets, Employees or properties or (iii) governmental inquiry pending or, to the knowledge of the Company or any officer of the Company, threatened relating to or involving the Company, any of the Company Subsidiaries, their assets or properties or the businesses of the Company or any of the Company Subsidiaries or the transactions contemplated by this Merger Agreement (including inquiries as to the qualification of the Company or any of the Company Subsidiaries to hold or receive any permit) and the Company does not know of any basis for any of the foregoing. Except for actions brought to collect accounts receivable in the ordinary course of the Company's business, there are no pending actions, suits, claims or proceedings brought by the Company or any of the Company Subsidiaries against others.

                  (b) Except as set forth in Schedule 4.13, neither the Company nor any of the Company Subsidiaries has received any written opinion, memorandum, legal advice or notice from legal counsel to the effect that they are exposed, from a legal standpoint, to any liability or disadvantage which may be material to their respective businesses and which would continue past the Effective Time of the Merger. Neither the Company nor any of the Company Subsidiaries is in default with respect to any order, writ, injunction or decree known to or served upon the Company or any of the Company Subsidiaries of any court or of any governmental authority.

                  Section 4.14. Material Contracts and Agreements. The Company has described all material contracts of the Company now in effect to which the Company or any of the Company Subsidiaries is a party or by which it or its properties or assets may be bound or affected, under which the total obligation of the Company or any of the Company Subsidiaries is in excess of $100,000 or which is otherwise material to the Company on Schedule 4.14 (the "Material Contracts"). No default, alleged default or anticipatory breach exists on the part of the Company or any of the Company Subsidiaries or, to the best knowledge of the Company or any of its officers, on the part of any other party, under any Material Contract, and there are no material agreements of the parties relating to any Material Contract that have not been disclosed to MSCMG. All Material Contracts will be either (i) terminated as of the Effective Time of the Merger and evidence of such termination shall be given to MSCMG or (ii) assumed by the Liquidating Trust. As of the Effective Time of the Merger, neither the Company nor any of the Company Subsidiaries will be a party to any transaction with any officer or director of the Company or any of the Company Subsidiaries, any member of the family of any such officer or director or any corporation, partnership, trust (except the Liquidating Trust) or other entity in which any such officer or director has a substantial interest or is an officer, director, trustee or partner.

                  Section 4.15. Labor Matters. Except as set forth on Schedule 4.15, neither the Company nor any of the Company Subsidiaries is a party to any collective bargaining agreement with any labor organization. All such collective bargaining agreements shall be terminated as of the Effective Time of the Merger. There is not pending, or to the knowledge of the Company threatened, any labor dispute, strike or work stoppage involving the employees of the Company or any Company Subsidiaries.

                  Section 4.16.  Tax Matters.

                  (a) Each of the Company and each of the Company Subsidiaries has filed all tax returns required to be filed by it under the laws of the United States of America, the jurisdiction of its incorporation, and each state or other jurisdiction in which it conducts business activities and is required to file. The Company has paid or set up an adequate reserve in respect of all taxes for the periods covered by such returns. Neither the Company nor any of the Company Subsidiaries has any tax liability for which no tax reserve has been made in respect of any jurisdiction in which the Company has business activities and is required to file. The Company has set up as provisions for taxes on the Company Balance Sheet amounts sufficient for all accrued and unpaid federal, state, county and local taxes of the Company and the Company Subsidiaries, whether or not disputed, including any interest and penalties in connection therewith, for all fiscal periods ending on or before the date of the Company Balance Sheet.

                  (b) The Company's federal income tax returns have been examined by the United States Internal Revenue Service (or closed by applicable statutes) for all years to and including the fiscal year ended March 31, 1992 and no such examinations are in progress. Any deficiencies proposed as a result of said audits have been paid or finally settled and no issue has been raised in any such examinations which, by application of similar principles, reasonably can be expected to result in the assertion of a deficiency for any other year not so examined. The results of any settlements and any necessary adjustments in state income tax resulting therefrom are properly reflected in the Company's financial statements referred to in Section 4.7. The Company is not aware of any fact which would constitute grounds for any further tax liability with respect to the years which have not been examined. No agreements or waivers have been made by or on behalf of the Company for the extension of time for the assessment of any tax or for any applicable statute of limitations.

                  (c) Except for taxes for the payment of which an adequate reserve has been established on the Company Balance Sheet, there are no tax liens, whether imposed by any federal, state or local taxing authority, outstanding against any of the assets, properties or business of the Company.

                  (d) All taxes and assessments that the Company is required to withhold or to collect have been duly withheld or collected and all withholdings and collections have either been duly and timely paid over to the appropriate governmental authority or are, together with the payments due or to become due in connection therewith, duly reflected on the Company Balance Sheet in accordance with GAAP.

                  For purposes of this Section 4.16, the term "the Company" includes each other corporation with which the Company files consolidated or combined income tax returns or reports.

                  Section 4.17. Absence of Undisclosed Liabilities. Neither the Company nor any Company Subsidiary has any material indebtedness, liability or obligation of any character whatsoever, whether or not accrued and whether or not fixed or contingent, other than (i) liabilities reflected in the Company Balance Sheet, (ii) liabilities incurred in the ordinary course of business (or pursuant to the liquidation) of the Company and the Company Subsidiaries since the date of the Company Balance Sheet, (iii) indebtedness, liabilities and obligations listed on Schedule 4.17 hereto, and (iv) liabilities incurred in connection with the performance of this Merger Agreement. The Company has described all material indebtedness, liabilities or obligations of the Company and the Company Subsidiaries known to it on Schedule 4.17 (the "Scheduled Liabilities").

                  Section 4.18. Insurance. All significant policies of insurance, together with the premiums currently paid thereon, providing for business interruption, personal, Employee, product or public liability coverage with respect to the business of the Company and the Company Subsidiaries are described on Schedule 4.18. The copies of such policies which have previously been delivered to MSCMG are complete and correct. All such policies will be outstanding and in full force and effect at the Effective Time of the Merger and thereafter, as applicable, until the complete liquidation of the Company's business; provided, that as of the Effective Time of the Merger, some or all of such policies will be terminated and the balance (if any) of such policies will be assigned to, and be for the benefit of, the Liquidating Trust (and the Surviving Corporation to the extent that the Company is named as a party in any suit covered by such policies). Except as set forth on Schedule 4.18, there are no claims, actions, suits or proceedings arising out of or based upon any of such policies of insurance, and, so far as is known to the Company or any of its officers, no basis for any such claim, action, suit or proceeding exists. There are no notices of any pending or threatened terminations with respect to any of such policies and each of the Company and the Company Subsidiaries is in compliance with all conditions contained therein.

                  Section 4.19. No Material Adverse Change. Since the date of the Company Balance Sheet, the Company has not experienced any damage, destruction or loss (whether or not covered by insurance) or adverse change in the value of the Company such that the Company has been or would be rendered insolvent.

                  Section 4.20. Required Consents. There have been or will be timely filed, given obtained or taken all applications, notices, consents, approvals, orders, registrations, qualifications, waivers or other actions of any kind required by virtue of the execution and delivery of this Merger Agreement by the Company or the consummation by the Company of any of the transactions contemplated hereby.

                  Section 4.21. Proxy Statement. When the Proxy Statement (the "Proxy Statement") to be distributed to stockholders in connection with the Merger shall first be mailed or distributed to such stockholders (the "Mailing Date"), the information with respect to the Company and the Company Subsidiaries set forth in the Proxy Statement (a) will comply in all material respects with the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the General Rules and Regulations of the Securities and Exchange Commission (the "Commission") thereunder and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, except that no representation is hereby made as to any statements or omissions as described in this clause (b) with respect to which, prior to the Mailing Date, the Company shall have requested in writing any addition or modification to the Proxy Statement which shall be necessary in order to make the Proxy Statement not untrue or misleading in any material respect, unless such addition or modification shall have been made by the Company prior to the Mailing Date. At all times subsequent to the Mailing Date up to and including the Effective Time of the Merger, the information with respect to the Company and the Company Subsidiaries set forth in the Proxy Statement and all amendments and supplements thereto (i) will comply in all material respects with the provisions of the Exchange Act and the General Rules and Regulations of the Commission thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, except that no representation is hereby made as to any statements or omissions as described in this clause (ii) with respect to which, after the Mailing Date and prior to the Effective Time of the Merger, the Company shall have requested in writing any supplement to or amendment of the Proxy Statement, which shall be necessary in order to make the Proxy Statement not untrue or misleading in any material respect, unless such supplement or amendment shall have been made by the Company prior to the Effective Time of the Merger.

                  Section 4.22. Commission Filings. The Company has previously delivered to MSCMG a copy of the Company's Annual Reports on Form 10-K for the fiscal years ended March 31, 1994 and 1995, the Company's annual reports to stockholders for the fiscal years ended March 31, 1994 and 1995, the Company's proxy statements in connection with its annual meetings of stockholders held on September 1, 1994 and September 15, 1995 and its Quarterly Reports on Form 10- Q for the fiscal quarters ended June 30, 1995, September 30, 1995 and December 31, 1995. The Company has heretofore made public disclosure of such additional material information since the date of the Company's report on Form 10-K for the fiscal year ended March 31, 1995 as it was required to disclose pursuant to the requirements of applicable federal and state securities and other laws and has furnished copies of such disclosures to MSCMG. Such Annual Reports on Form 10-K, annual reports to stockholders, proxy statements, Quarterly Reports on Form 10-Q, and other public disclosures of the dates thereof or the dates made, and such other documents or information with respect to the Company and the Company Subsidiaries required to be supplied to MSCMG pursuant to this Merger Agreement or supplied to MSCMG at its request by the Company or on its behalf, taken as a whole, were or are true, correct and complete and did not or do not contain any statement which is false or misleading with respect to a material fact, and did not or do not omit to state a material fact necessary in order to make the statements therein not false or misleading.

                  Section 4.23. Transfer of Assets and Liabilities to Liquidating Trust. Except for those assets and liabilities referred to in
Section 3.3 or listed on Schedule 4.23, the Company will have transferred to the Liquidating Trust immediately prior to the Effective Time of the Merger each and every one of its assets and the Liquidating Trust will have assumed all of the Company's liabilities and obligations now existing or hereafter arising out of the business and operations of the Company through the period ending immediately prior to the Effective Time of the Merger.

                  Section 4.24. Disclosure; Representations and Warranties. The Company has made true and complete responses to all MSCMG's requests for information, documents, contracts, agreements and records of the Company and the Company Subsidiaries relating to the business of the Company and the Company Subsidiaries. Neither this Merger Agreement nor any statement, certificate, writing or document furnished to MSCMG by the Company in connection with this Merger Agreement contains, as of the dates of such documents, any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

                  Section 4.25. Finders or Brokers. The Company has not utilized the services of any investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to a fee or commission in connection with this Merger Agreement or upon consummation of the transactions contemplated hereby.


                                    ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF MSCMG

                       MSCMG represents and warrants that:

                  Section 5.1.  Organization.  MSCMG is a
corporation organized and existing in good standing under the laws of the State of Delaware.

                  Section 5.2. Authority; Consents. MSCMG has the corporate power and authority to execute, deliver and perform its obligations under this Merger Agreement and the other documents, agreements and certificates executed and delivered by MSCMG in connection herewith. The execution and delivery of this Merger Agreement do not, and the consummation of the transactions contemplated hereby will not, violate any provision of the certificate of incorporation or by-laws of MSCMG, or any provision of, or result in a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree, to which MSCMG is a party, or to which MSCMG is, or the assets, properties or business of MSCMG are, subject. MSCMG has taken all action required by law, its certificate of incorporation, its by-laws or otherwise, to authorize and to approve the execution and delivery of this Merger Agreement and the documents, agreements and certificates executed and delivered by MSCMG in connection herewith by MSCMG and the consummation by MSCMG of the transactions contemplated hereby. This Merger Agreement has been duly executed and delivered by MSCMG and constitutes a valid and legally binding obligation of MSCMG, enforceable against MSCMG in accordance with its terms.

                  Section 5.3. Subsidiaries. Immediately prior to the Effective Time of the Merger, Muriel Siebert & Co., Inc., a New York corporation
("MS&Co."), will be the only corporation with respect to which MSCMG beneficially owns, directly or indirectly, in excess of 50% of the outstanding stock or other equity interests, the holders of which are entitled to vote for election of a majority of the board of directors or other governing body thereof. The authorized capital stock of MS&Co. will consist solely of shares of common stock; (ii) there will be no options, warrants, rights, calls, commitments or agreements of any kind obligating MSCMG or MS&Co. to issue any shares of the capital stock of MS&Co. or any security representing the right to purchase or otherwise receive any such capital stock or to transfer any issued shares of such capital stock; and (iii) MSCMG will be the record and beneficial owner of all the outstanding shares of capital stock of MS&Co., free and clear of all mortgages, security interests, liens, claims and encumbrances. All such shares of common stock which are outstanding have been validly issued and are fully paid and nonassessable.

                  Section 5.4. Capitalization of MSCMG. The authorized capital stock of MSCMG consists of 1,500 shares of common stock, no par value, all of which shares are issued and outstanding and owned by Muriel Siebert. There are no options, warrants, rights, calls, commitments or agreements of any character obligating the Company or any of the Company Subsidiaries to issue any shares of capital stock or any security representing the right to purchase or otherwise receive any such shares.

                  Section 5.5. Binding Obligation; Consents; Litigation. The execution and delivery of this Merger Agreement by MSCMG do not, and the consummation of the transactions contemplated hereby will not, violate (i) any provision of the certificate of incorporation or by-laws of MSCMG or MS&Co. or
(ii) any provision of, or result in a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which MSCMG or MS&Co. is a party, or to which MSCMG or MS&Co. is, or the assets, properties or business of MSCMG or MS&Co. are, subject, which would have a Material Adverse Effect on

MSCMG or any of its assets. The Board of Directors and the sole stockholder of MSCMG have approved this Merger Agreement and authorized the execution and delivery hereof. MSCMG has full power, authority and legal right to enter into this Merger Agreement and to consummate the transactions contemplated hereby. MSCMG has taken all action required by law, its certificate of incorporation, its by-laws or otherwise to authorize and to approve the execution and delivery of this Merger Agreement and the documents, agreements and certificates executed and delivered by MSCMG in connection herewith and the consummation by MSCMG of the transactions contemplated hereby. This Merger Agreement has been duly executed and delivered by MSCMG and constitutes a valid and legally binding obligation of MSCMG, enforceable against MSCMG in accordance with its terms. No consent, action, approval or authorization of, or registration, declaration or filing with, any governmental authority arising from MSCMG's obligations prior to the Merger is required to be obtained by MSCMG in order to authorize the execution and delivery by MSCMG of this Merger Agreement or the consummation by MSCMG of the Merger.

                  Section 5.6. Financial Statements. MSCMG has furnished the Company with complete copies of the financial statements of MS&Co. for each of the three fiscal years ended December 31, 1995, including in each case a balance sheet (the consolidated balance sheet therein and the notes thereto as at December 31, 1995 being called the "MS&Co. Balance Sheet"), the related statements of income and of changes in financial position for the period then ended, the accompanying notes, and the report thereon of Eisner & Co., independent (of MS&Co. certified public accountants with respect to the two fiscal years ended December 31, 1995 and the report thereon of Shulman, Jacobson & Co., independent (of MS&Co.) certified public accountants with respect to the fiscal year ended December 31, 1993. All such financial statements (i) reflect and provide adequate reserves in respect of all known liabilities of MS&Co. in accordance with GAAP, including all known contingent liabilities as of their respective dates, and (ii) present fairly the financial condition of MS&Co. at such dates.

                  Section 5.7. Compliance With Law; Permits. Except in all cases for non-compliance which would not have a Material Adverse Effect, MSCMG and MS&Co. have complied with all Requirements of Law relating to its securities, property, Employees or business, including, without limitation, Title VII, OSHA, the ADEA, the EPA, the NLRA, the Foreign Corrupt Practices Act of 1977, as amended, the Foreign Agents Registration Act of 1938, as amended, the Federal Regulation of Lobbying Act, as amended, and the Ethics in Government Act of 1978, as amended, and all applicable statutes, regulations, orders and restrictions relating to environmental standards or controls.

                  Section 5.8. Litigation. (a) There is no (i) action, suit, claim, proceeding or investigation pending or, to the knowledge of MSCMG or any officer of MSCMG threatened against or affecting MSCMG or MS&Co. or their assets, Employees or properties, at law or in equity, or before or by any court or governmental authority, (ii) arbitration proceeding relating to MSCMG or MS&Co. or their assets, Employees or properties or (iii) governmental inquiry pending or, to the knowledge of MSCMG or any officer of MSCMG, threatened relating to or involving MSCMG, MS&Co., their assets or properties or the businesses of MSCMG or MS&Co. or the transactions contemplated by this Merger Agreement (including inquiries as to the qualification of MSCMG or MS&Co. to hold or receive any permit) and MSCMG does not know of any basis for any of the foregoing. There are no pending actions, suits, claims or proceedings brought by MSCMG or MS&Co. against others.

                  (b) Neither MSCMG nor MS&Co. has received any written opinion, memorandum, legal advice or notice from legal counsel to the effect that they are exposed, from a legal standpoint, to any liability or disadvantage which may be material to their respective businesses and which would continue past the Effective Time of the Merger. Neither MSCMG nor MS&Co. is in default with respect to any order, writ, injunction or decree known to or served upon MSCMG or MS&Co. of any court or of any governmental authority.

                  Section 5.9. Litigation. MSCMG knows of no pending or threatened action, suit, proceeding, investigation, order or injunction before or by any court or governmental body that seeks to restrain or to prevent the consummation of the transactions contemplated by this Merger Agreement.

                  Section 5.10.  Consents.                  Except as otherwise
referred to herein, no consent, action, approval or authorization of, or registration, declaration or filing with, any governmental authority having jurisdiction over MSCMG is required to be obtained by MSCMG in order to authorize the execution and delivery by MSCMG of this Merger Agreement or the performance by MSCMG of its terms (except for filings and consents required pursuant to New York Stock Exchange requirements).

                  Section 5.11. No Material Adverse Change. Since the date of the MS&Co. Balance Sheet, MS&Co. has not experienced any material damage, destruction or loss
(whether or not covered by insurance) to its assets or material adverse change in the value of MS&Co.

                  Section 5.12. Proxy Statement. On the Mailing Date, the information with respect to MSCMG and MS&Co. set forth in the Proxy Statement
(a) will comply in all material respects with the provisions of the Exchange Act, and the General Rules and Regulations of the Commission thereunder and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, except that no representation is hereby made as to any statements or omissions as described in this clause (b) with respect to which, prior to the Mailing Date, MSCMG shall have requested in writing any addition or modification to the Proxy Statement which shall be necessary in order to make the Proxy Statement not untrue or misleading in any material respect, unless such addition or modification shall have been made by the Company prior to the Mailing Date. At all times subsequent to the Mailing Date up to and including the Effective Time of the Merger, the information with respect to MSCMG and MS&Co. set forth in the Proxy Statement and all amendments and supplements thereto (i) will comply in all material respects with the provisions of the Exchange Act and the General Rules and Regulations of the Commission thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, except that no representation is hereby made as to any statements or omissions as described in this clause (ii) with respect to which, after the Mailing Date and prior to the Effective Time of the Merger, MSCMG shall have requested in writing any supplement to or amendment of the Proxy Statement which shall be necessary in order to make the Proxy Statement not untrue or misleading in any material respect, unless such supplement or amendment shall have been made by the Company prior to the Effective Time of the Merger.

                  Section 5.13. Disclosure; Representations and Warranties. MSCMG has made true and complete responses to all the Company's requests for information, documents, contracts, agreements and records of MSCMG and MS&Co. relating to the business of MSCMG and MS&Co. Neither this Merger Agreement nor any statement, certificate, writing or document furnished to the Company by MSCMG in connection with this Merger Agreement contains, as of the dates of such documents, any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

                  Section 5.14.  Finders or Brokers.  MSCMG has not
utilized the services of any investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to a fee or commission in connection with this Merger Agreement or upon consummation of the transactions contemplated hereby.


                                   ARTICLE VI

             TRANSACTIONS PRIOR TO THE EFFECTIVE TIME OF THE MERGER

                  Section 6.1. Stockholders' Meeting. (a) Subject to its fiduciary responsibilities, the Board of Directors of the Company will submit
(i) this Merger Agreement, (ii) the Charter Amendment, and (iii) the proposal to transfer substantially all of its assets to the Liquidating Trust as required by
Section 909 of the New York Business Corporation Law (the "Plan of Liquidation") to its stockholders for their adoption and will solicit proxies in favor of and recommend to its stockholders such adoption at a meeting thereof to be duly called and held as soon as practicable. In connection therewith, the Company shall prepare and file with the Commission, as soon as practicable, the required proxy material and shall use its best efforts promptly to obtain clearance by the staff of the Commission of the mailing of such material to its stockholders. Subject to its fiduciary responsibilities, the Company will use its best efforts to obtain the necessary approval of this Merger Agreement, the Charter Amendment and the Plan of Liquidation by its stockholders and will take as soon as practicable such other and further actions as may be required by this Merger Agreement and as may be required by law to effectuate the Merger, the Charter Amendment and the Plan of Liquidation. In obtaining the authorization and approval of its stockholders, the Company shall comply with all applicable Federal and state securities and other laws in connection with the transactions to be effected hereunder. Without limiting the generality of the foregoing, the Company agrees that the information contained in its proxy statement (other than information as to MSCMG furnished to the Company in writing by MSCMG) (i) will comply in all respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case when first mailed to the Company's stockholders and at all times thereafter through the Effective Date of the Merger. The Company shall not distribute any material to its stockholders in connection with this Merger Agreement, the Charter Amendment, the Plan of Liquidation and the transactions contemplated hereby other than materials contained in its proxy statement cleared by the staff of the Commission, except such additional material cleared by the staff of the Commission.

                  (b) Without limiting the generality of the foregoing, MSCMG agrees that the information as to MSCMG furnished to the Company in writing by MSCMG for use in the Proxy Statement (i) will comply in all respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case on the Mailing Date and at all times thereafter through the Effective Date of the Merger.

                  Section 6.2. Approvals; Consents. The Company will obtain or cause to be obtained all consents, approvals and authorizations required by any applicable requirement of law or by any contract or agreement to be obtained by the Company in connection with the consummation of the Merger and the Plan of Liquidation. MSCMG will obtain or cause to be obtained all consents, approvals and authorizations required by any applicable requirement of law or by any contract or agreement to be obtained by MSCMG in connection with the consummation of the Merger.

                  Section 6.3. Conduct and Liquidation of Business Prior To Effective Time of the Merger. (a) The Company agrees that from and after the date hereof, the Company will continue to use its best efforts to liquidate the assets relating to the businesses of the Company and the Company Subsidiaries and to satisfy and fully discharge the Scheduled Liabilities.

                  (b) The Company agrees that from the date hereof to the Effective Time of the Merger, and except as otherwise consented to or approved by an officer of MSCMG in writing or required by this Merger Agreement:

                  (i) No change shall be made in the number of shares of authorized or issued capital stock of the Company or any of the Company Subsidiaries, except pursuant to the exercise of the employee stock options referred to in the third sentence of Section 4.3; nor shall any option, warrant, call, commitment, right or agreement of any character be granted or made by the Company or any of the Company Subsidiaries relating to their respective authorized or issued capital stock.

                  (ii)  No   dividend   shall  be  declared  or  paid  or  other
         distribution or payment declared, made or paid in respect of the Company Common Stock.

                  (iii) No powers of attorney shall be granted by the Company or any of the Company Subsidiaries except as may be necessary for the conduct of meetings of stockholders or directors of the Company Subsidiaries.

                  (iv) The Company shall use all reasonable efforts to terminate all contracts, agreements, commitments, understandings or instruments of the Company or any of the Company Subsidiaries, including the Material Contracts, except for those to be assumed by the Liquidating Trust, and to deliver evidence of such termination to MSCMG prior to the Effective Time of the Merger.

                  (v) Except as agreed pursuant to Section 3.3, prior to the Effective Time of the Merger, the Company will terminate the employment of all of its employees, and shall give any notices required to be given, and provide any benefit required to be paid or continued, pursuant to the Worker Adjustment and Retraining Notification Act ("WARN"), COBRA or any other applicable federal, state or local laws, regulations, ordinances, orders, injunction, or decrees, or administrative decisions or directives, with respect to such termination of employment.

                  Section 6.4. Access to Information and Documents. (a) From the
date hereof to the Effective Time of the Merger, the Company shall give to, or cause to be made available for, MSCMG and MSCMG shall give to, or cause to be made available for, the Company and their respective counsels, accountants and other representatives full access during normal business hours to all properties, documents, contracts, employees and records of the Company and the Company Subsidiaries or MSCMG and furnish the other party with copies of such documents and with such information as such party from time to time reasonably may request; provided, however, that nothing herein shall be deemed to obligate the Company or MSCMG to provide the other party access to information or operations the access to which is restricted for statutory or other governmental security purposes. The Company will make available to MSCMG for examination correct and complete copies of all Federal, state, local and foreign tax returns filed by the Company and the Company Subsidiaries, together with all available revenue agents' reports, all other reports, notices and correspondence concerning tax audits or examinations and analyses of all provisions for reserves or accruals of taxes including deferred taxes.

                  (b) Until the Effective Time of the Merger (and, if this Merger Agreement is terminated prior to the Effective Time of the Merger, at all times after such termination), the Company and MSCMG will not disclose or use any confidential information obtained in the course of their respective investigations, except to the extent that any such confidential information subsequently becomes public knowledge.

                  (c) If the Merger is not consummated and this Merger Agreement is terminated, then MSCMG promptly shall return all documents, contracts, records or properties of the Company furnished by the Company to MSCMG, and all copies thereof, and the Company promptly shall return all documents, contracts, records or properties of MSCMG furnished by MSCMG to the Company, and all copies thereof.

                  Section 6.5. Periodic Information. (a) From the date hereof to the Effective Date of the Merger, the Company shall furnish MSCMG with such additional financial and operating data and other information regarding its or the Company Subsidiaries' business, reasonably available to the Company, as MSCMG shall from time to time reasonably request.

                  (b) From the date hereof to the Effective Date of the Merger, the Company shall, promptly and in a timely manner, notify MSCMG of any of the occurrence of any event, or the failure of any event to occur, that results in a misrepresentation by the Company or the breach of any warranty by the Company, or any failure by the Company to comply with any covenant, condition or agreement contained herein.

                  (c) From the date hereof to the Effective Date of the Merger, MSCMG shall furnish the Company with such additional financial and operating data and other information regarding its business, reasonably available to MSCMG, as the Company shall from time to time reasonably request.

                  (d) From the date hereof to the Effective Date of the Merger, MSCMG shall, promptly and in a timely manner, notify the Company of the occurrence of any event, or the failure of any event to occur, that results in a misrepresentation by MSCMG or the breach of any warranty by MSCMG, or any failure by MSCMG to comply with any covenant, condition or agreement contained herein.

                  Section 6.6. Representations. The Company and MSCMG (a) will take and, in the case of the Company, cause the Company Subsidiaries to take all action necessary to render accurate as of the Effective Time of the Merger their respective representations and warranties contained herein, (b) will refrain from taking any action which would render any such representation or warranty inaccurate in any material respect as of such time, and (c) will perform or cause to be satisfied each covenant or condition to be performed or satisfied by them under this Merger Agreement.

                  Section 6.7. Mailing Date. (a) On or prior to the Mailing Date, MSCMG shall have received the following:

                  (i) A letter from Eisner & Co., dated the Mailing Date and addressed to MSCMG and the Company, in form and substance satisfactory to MSCMG, to the effect that:

                           (A) they are independent certified public accountants
                  with respect to the Company and the Company Subsidiaries within the meaning of the Exchange Act and the applicable published rules and regulations thereunder;

                           (B) in their opinion the consolidated financial statements of the Company and the Company Subsidiaries examined by them and included in the Proxy Statement comply as to form in all material respects with the accounting requirements of the Exchange Act, and of the published rules and regulations issued by the Commission thereunder;

                           (C) at the  request  of MSCMG they have  carried  out
                  procedures to a specified date not more than five business days prior to the Mailing Date, which do not constitute an examination in accordance with generally accepted auditing standards of the consolidated financial statements of the Company and the Company Subsidiaries, as follows: (1) read the unaudited consolidated financial statements, if any, of the Company and the Company Subsidiaries included in the Proxy Statement, (2) read the unaudited consolidated financial statements of the Company and the Company Subsidiaries for the period from the date of the most recent financial statements included in the Proxy Statement through the date of the most recent interim financial statements available in the ordinary course of business, (3) read the minutes of the meetings of stockholders and boards of directors of the Company and the Company Subsidiaries from March 31, 1994 to said date not more than five business days prior to the Mailing Date, and (4) made inquiries of certain officers and employees of the Company who have responsibility for financial and accounting matters as to (i) whether the unaudited financial statements, if any, of the Company and the Company Subsidiaries included in the Proxy Statement comply as to form in all material respects with the applicable accounting requirements of the Exchange Act, and the published rules and regulations issued by the Commission thereunder;
                  (ii) whether said financial statements are fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements; and (iii) whether there has been any change in capital stock or long term debt or any decrease in consolidated net current assets, stockholders' equity, revenues, income before income taxes or in the total or per share amounts of consolidated net income of the Company and the Company Subsidiaries; and, based on such procedures, nothing has come to their attention which would cause them to believe that (1) the unaudited financial statements, if any, of the Company and the Company Subsidiaries included in the Proxy Statement do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act, and the published rules and regulations issued by the Commission thereunder; (2) said financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements; (3) as of said date not more than five business days prior to the Mailing Date there was, except as set forth in the Proxy Statement, any (x) material change in capital stock or long term debt of the Company and the Company Subsidiaries or (y) material decrease in consolidated net current assets or stockholders' equity of the Company and the Company Subsidiaries in each case as compared with the amounts shown in the consolidated balance sheet of the Company and the Company Subsidiaries at the date of the most recent financial statements included in the Proxy Statement; or (4) for the period from the date of the most recent financial statements included in the Proxy Statement to said date not more than five business days prior to the Mailing Date, there were, except as set forth in the Proxy Statement, any decreases as compared with the corresponding portion of the preceding 12-month period in consolidated revenues; and

                           (D) at the  request  of MSCMG they have  carried  out
                  described procedures acceptable to MSCMG to a specified date not more than five business days prior to the Mailing Date (which procedures do not constitute an examination in accordance with generally accepted auditing stan-dards of the consolidated financial statements of the Company and the Company Subsidiaries) with respect to such tabular, percentage, statistical and financial information relating to the Company set forth in the Proxy Statement as MSCMG shall have reasonably requested.

                  (ii) An opinion dated the Mailing Date, of Moses & Singer LLP, counsel to the Company to the effect that, while such counsel assumes no responsibility for any events, occurrences or statements of fact relating to the Company or the Company Subsidiaries, or for the accuracy, completeness or fairness of any statements contained in the Proxy Statement, and while such counsel expresses no opinion as to the financial statements or other financial or statistical data contained therein, with respect to the information in the Proxy Statement relating to the Company and the Company Subsidiaries, such counsel has no reason to believe that the Proxy Statement, as amended or supplemented to the date of such opinion, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iii) A certificate of the Company's President and its chief financial officer, dated the Mailing Date, in form and substance satisfactory to MSCMG, stating that (A) the Company has complied in all material respects with the agreements contained herein on its part to be performed on or prior to such date, and (B) the representations and warranties of the Company contained herein are true and correct in all material respects at and as of the date of such certificate, except to the extent affected by the transactions contemplated hereby and by the liquidation of the Company as permitted by the provisions of Section
         6.3 prior to the Mailing Date, with the same effect as though such representations and warranties had been made at and as of such date.

                  (iv) A certificate of the Company's President and its chief financial officer, dated the Mailing Date, in form and substance satisfactory to MSCMG, stating that all approvals, consents and waivers required by Section 4.6 have been obtained, specifically identifying such consents, waivers and attaching copies thereof to such certificate.

                  (v) A voting agreement having the terms and provisions set forth in Exhibit B attached hereto (the "Voting Agreement") dated the Mailing Date shall have been signed by James H. Michaels (both individually and as the trustee for the trust for the benefit of Richard H. Michaels and as a co-trustee for the trust under the will of Jules Michaels) agreeing to vote all of his shares of Company Common Stock in favor of the Merger Agreement, the Charter Amendment and the Plan of Liquidation subject to the conditions set forth therein.

                  (vi) A complete set of Schedules to this Agreement shall have been delivered by the Company to MSCMG and the form and content of such Schedules shall be satisfactory to MSCMG in its sole and complete discretion.

                  (b) On or prior to the Mailing Date, the Company shall have received the following:

                  (i) A letter from Eisner & Co., dated the Mailing Date and addressed to the Company and MSCMG, in form and substance satisfactory to the Company, to the effect that:

                           (A) they are independent certified public accountants
                  with respect to MSCMG and MS&Co. within the meaning of the Exchange Act and the applicable published rules and regulations thereunder;

                           (B) in their  opinion  the  financial  statements  of
                  MS&Co. examined by them and included in the Proxy Statement comply as to form in all material respects with the applicable accounting requirements of the Exchange Act, and of the published rules and regulations issued by the Commission thereunder;

                           (C) at the request of the Company  they have  carried
                  out procedures to a specified date not more than five business days prior to the Mailing Date, which do not constitute an examination in accordance with generally accepted auditing standards of the financial statements of MS&Co., as follows:
                  (1) read the unaudited consolidated financial statements, if any, of MS&Co. included in the Proxy Statement, (2) read the unaudited consolidated financial statements of MS&Co. for the period from the date of the most recent financial statements included in the Proxy Statement through the date of the most recent interim financial statements available in the ordinary course of business, (3) read the minutes of the meetings of stockholders and boards of directors of MS&Co. from December 31, 1995 to said date not more than five business days prior to the Mailing Date, and
                  (4) made inquiries of certain officers and employees of MS&Co. who have responsibility for financial and accounting matters as to (i) whether the unaudited financial statements, if any, of MS&Co. included in the Proxy Statement comply as to form in all material respects with the applicable accounting requirements of the Exchange Act, and the published rules and regulations issued by the Commission thereunder; (ii) whether said financial statements are fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements; and (iii) whether there has been any change in capital stock or long term debt or any decrease in net current assets, stockholders' equity, revenues, income before taxes or in the total or per share amounts of net income of MS&Co.; and, based on such procedures, nothing has come to their attention which would cause them to believe that
                  (1) the unaudited financial statements, if any, of MS&Co. included in the Proxy Statement do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act, and the published rules and regulations issued by the Commission thereunder; (2) said financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements; (3) as of said date not more than five business days prior to the Mailing Date there was, except as set forth in the Proxy Statement, any (x) change in capital stock or long term debt of MS&Co. or (y) decrease in net current assets or stockholders' equity of MS&Co. in each case as compared with the amounts shown in the balance sheet of MS&Co. at the date of the most recent financial statements included in the Proxy Statement; or (4) for the period from the date of the most recent financial statements included in the Proxy Statement to said date not more than five business days prior to the Mailing Date, there were, except as set forth in the Proxy Statement, any decreases as compared with the corresponding portion of the preceding 12-month period in revenues or income before taxes or in the total or per share amounts of net income; and

                           (D) at the request of the Company  they have  carried
                  out described procedures acceptable to the Company to a specified date not more than five business days prior to the Mailing Date (which procedures do not constitute an examination in accordance with generally accepted auditing standards of the financial statements of MS&Co.) with respect to such tabular, percentage, statistical and financial information relating to MS&Co. set forth in the Proxy Statement as the Company shall have reasonably requested.

                  (ii) An opinion dated the Mailing Date, of Whitman Breed Abbott & Morgan, counsel to MSCMG to the effect that, while such counsel assumes no responsibility for any events, occurrences or statements of fact relating to MSCMG or MS&Co., or for the accuracy, completeness or fairness of any statements contained in the Proxy Statement, and while such counsel expresses no opinion as to the financial statements or other financial or statistical data contained therein, with respect to the information in the Proxy Statement relating to MSCMG and MS&Co., such counsel has no reason to believe that the Proxy Statement, as amended or supplemented to the date of such opinion, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iii) A certificate of the President of MSCMG, dated the Mailing Date, in form and substance satisfactory to the Company, stating that (A) MSCMG has complied in all material respects with the agreements contained herein on its part to be performed on or prior to such date, and (B) the representations and warranties of MSCMG contained herein are true and correct in all material respects at and as of the date of such certificate, except to the extent affected by the transactions contemplated hereby, with the same effect as though such representations and warranties had been made at and as of such date.

                  (iv) A certificate of MSCMG's President and its chief financial officer, dated the Mailing Date, in form and substance satisfactory to the Company, stating that all approvals, consents and waivers required by Section 5.10 have been obtained, specifically identifying such consents, waivers and attaching copies thereof to such certificate.

                  Section 6.8.  Information.  (a)  The Company will
furnish MSCMG with all information concerning the Company reasonably required for inclusion in any application made by MSCMG to any stock exchange or any governmental or regulatory body in connection with the transactions contemplated by this Merger Agreement.

                  (b) MSCMG will furnish the Company with all information concerning MSCMG and MS&Co. reasonably required for inclusion in the Proxy Statement or any application made by the Company to the Commission, any stock exchange or any governmental or regulatory body in connection with the transactions contemplated by this Merger Agreement.

                  Section 6.9. Notice of Breach. (a) MSCMG will immediately give notice to the Company of the occurrence of any event or the failure of any event to occur that results in a breach of any representation or warranty by MSCMG or a failure by MSCMG to comply with any covenant, condition or agreement contained herein.

                  (b) The Company will immediately give notice to MSCMG of the occurrence of any event or the failure of any event to occur that results in a breach of any representation or warranty by the Company or a failure by the Company to comply with any covenant, condition or agreement contained herein.

                  Section 6.10. Negotiations with Third Parties. The Company will not, without the prior written approval of MSCMG, initiate, solicit or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal relating to, or that may reasonably be expected to lead to, any Competing Transaction (as defined below), or enter into discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize or permit any of the officers, directors or employees of the Company or any of the Company Subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by the Company or any of the Company Subsidiaries to take any such action, and the Company shall promptly notify MSCMG of all relevant terms of any such inquiries and proposals received by the Company or any of the Company Subsidiaries or by any such officer, director, investment banker, financial advisor, attorney, accountant or other representative relating to any of such matters and if such inquiry or proposal is in writing, the Company shall promptly deliver or cause to be delivered to MSCMG a copy of such inquiry or proposal; provided, however, that nothing contained in this Section 6.10 shall prohibit the Board of Directors of the Company from (i) furnishing information to, or entering into discussions or negotiations with, any person or entity in connection with an unsolicited bona fide written proposal, which proposal is at a materially higher value, by such person or entity to acquire the Company pursuant to a merger, consolidation, share exchange, business combination or other similar transaction or to acquire a substantial portion of the assets of the Company if the Board of Directors of the Company, after consultation with and based upon the advice of independent legal counsel (who may be the Company's regularly engaged independent legal counsel), determines in good faith that such action is appropriate for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law; (ii) complying with Rule 14e-2 promulgated under the Exchange Act with regard to a Competing Transaction; or
(iii) failing to make or withdrawing or modifying its recommendation referred to in Section 6.1 if the Board of Directors of the Company, after consultation with and based upon the advice of independent legal counsel (who may be the Company's regularly engaged independent legal counsel), determines in good faith that such action is necessary for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law; provided, further, however, that in consideration of MSCMG's willingness to incur the expenses and devote the time and resources necessary to seek to consummate the transactions contemplated hereby, if the transactions contemplated hereby fail to be consummated because the Company has taken any of the actions contemplated in clauses (i) through
(iii) above and the Competing Transaction is consummated, the Company shall pay to MSCMG, by bank check or wire transfer of immediately available funds, an amount equal to $750,000. For purposes of this Merger Agreement, "Competing Transaction" shall mean any of the following (other than the transactions contemplated by this Merger Agreement, including the Liquidation) involving the Company or any of the Company Subsidiaries: (I) any merger, consolidation, share exchange, business combination or similar transaction; (II) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 20% or more of the assets of the Company and the Company Subsidiaries, taken as a whole; (III) any tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of the Company or the filing of a registration statement under the Securities Act in connection therewith; (iv) any person having acquired beneficial ownership of, or any group (as such term is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) having been formed which beneficially owns or has the right to acquire beneficial ownership of, 20% or more of the outstanding shares of capital stock of the Company; or (v) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

     Section 6.11. Tax Matters. (a) (i) Subject to the limitations of Section 11.1(c), the Liquidating Trust shall be responsible for the payment of all taxes of the Company and each Company Subsidiary attributable to taxable periods ending on or before the date of the Effective Time of the Merger (the "Pre-ETM Period") to the extent that payment of such taxes (through payment of estimated taxes, withholding or in any other manner) has not been made prior to the Effective Time of the Merger including any taxes resulting from the transfer of assets by the Company to the Liquidating Trust. The term "Taxes" shall mean all taxes, charges, fees, interest, penalties, additions to tax or other assessments, including but not limited to income (whether net or gross), excise, property, sales, transfer, use, value added, franchise taxes, payroll, wage, unemployment, worker's compensation, social security, capital, occupation, estimated, and customs duties imposed by any Tax Authority. The term "Tax Authority" as used in this Section 6.11 shall mean any domestic or foreign national, state or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising any regulatory or taxing authority.

                           (ii)  In the case of any taxable period that
includes (but does not end on) the date of the Effective Time of the Merger, the Taxes of the Company and each of the Company Subsidiaries which shall be considered attributable to the pre-ETM Period shall be computed as if such taxable period had in fact ended at the Effective Time of the Merger and such Taxes as so computed shall be the responsibility of the Liquidating Trust to the extent that payment of such Taxes has not been made prior to the Effective Time of the Merger.

                  (b) If the amount of Taxes paid by the Company and any of the Company Subsidiaries or by the Liquidating Trust with respect to a Pre-ETM Period exceeds the amount of Taxes for which the Company, any of the Company Subsidiaries or the Liquidating Trust are responsible under this Agreement, the Surviving Corporation shall pay to the Liquidating Trust the amount of such excess after the final liability for such Taxes has been determined; provided, however, that the Surviving Corporation shall in any event immediately pay such excess to the Liquidating Trust in the event that such excess is used by any Company Subsidiary or by the Surviving Corporation to reduce or eliminate taxes that would otherwise be payable with respect to any taxable period subsequent to a Pre-ETM Period.

                  (c) The amount of any Taxes attributable to any taxable period that includes (but does not end on) the date of the Effective Time of the Merger shall be determined on the basis of the permanent books and records (including workpapers) of the Company and the Company Subsidiaries by assuming that the Company and each Subsidiary had a taxable year which ended at the Effective Time of the Merger, except that exemptions, allowances or deductions that are calculated on an annual basis shall be apportioned on a time basis.

                  (d) The Surviving Corporation shall compute or cause (i) Eisner & Co. or (ii) such national accounting firm as shall be approved by the Liquidating Trust (which approval shall not be unreasonably withheld) to compute the Taxes for all Pre-ETM Periods for which the Liquidating Trust is responsible for Taxes under subsection (a) of this Section 6.11 including any taxes determined under subsection (c) above (each a "Pre-ETM Return Calculation"). The Surviving Corporation shall pay the fees of Eisner & Co. or the national accounting firm for computing taxes under this Section 6.11(d). The Surviving Corporation shall submit the Pre-ETM Return Calculation to the Liquidating Trust at least 60 days prior to the due date, including extensions actually obtained (the "Due Date"), of any tax return on which such Taxes are returnable. The Pre-ETM Return Calculation shall include a statement of any Taxes paid by the Company prior to the Effective Time of the Merger and the Liquidating Trust shall have 25 days in which to object to the Pre-ETM Return Calculation. In the event of a dispute as to any Pre-ETM Return Calculation, the dispute shall be referred to such firm of independent certified public accountants mutually agreed to by the Company and the Liquidating Trust (the "Independent Accountants"). Such Independent Accountants shall finally determine the Pre-ETM Return Calculation at least ten (10) business days prior to the Due Date of any such return. The Company and the Liquidating Trust shall each pay one-half of the fees of such Independent Accountants relating to such determination. The Liquidating Trust shall pay the Pre-ETM Return Calculation as finally determined (less any Taxes paid prior to the Effective Time of the Merger as set forth in the Pre-ETM Return Calculation).

                  (e) The Company shall prepare and timely file or shall cause the preparation and timely filing of all tax returns required to be filed prior to the Effective Time of the Merger. The Surviving Corporation shall have the sole responsibility for the preparation and filing of all other tax returns of the Company and any Company Subsidiary; provided that any returns with respect to which the Liquidating Trust shall have liability under Section 6.11(a) shall be prepared by (i) Eisner & Co. or (ii) such national accounting firm as shall be approved by the Liquidating Trust (which approval shall not be unreasonably withheld).

                  (f) (i) The Surviving Corporation and the Company Subsidiaries shall elect, where permitted by law, to carry forward any net operating loss, net capital loss, charitable contribution or other item arising on or after the date of the Effective Time of the Merger that could, absent such election, be carried back to a Pre-ETM Period. Neither any Company Subsidiary nor the Surviving Corporation shall amend, without the prior written consent of the Liquidating Trust, any tax returns relating to a Pre-ETM Period.

                  (ii) If the Company and the Company Subsidiaries shall have a net operating loss for any Pre-ETM Period, the Surviving Corporation shall carryback such net operating loss to the extent permitted under Section 172 of the Internal Revenue Code (the "Code") and shall apply, for the benefit of the Liquidating Trust, for a tentative carryback adjustment of the tax pursuant to
Section 6411 of the Code for any prior taxable year affected by such net operating loss carryback and, upon receipt of such Section 6411 refund or any other refund of tax with respect to a Pre-ETM Period, shall promptly remit any such refund to the Liquidating Trust.

                  (g) The Liquidating Trust and its duly appointed representatives shall have the sole right, at its sole expense, to supervise or otherwise coordinate any examination process and to negotiate, resolve, settle or contest any asserted tax deficiencies or to assert any claim for a tax refund (collectively a "Tax Claim") with respect to any Pre-ETM Period and neither the Surviving Corporation nor any Company Subsidiary shall negotiate, resolve, settle or contest any such Tax Claim without the prior written consent of the Liquidating Trust.

                  (h) The Surviving Corporation agrees to give prompt notice to the Liquidating Trust of the assertion of any claim, or the commencement of any suit, action, proceeding, investigation or audit with respect to any tax for a Pre-ETM Period, which notice shall describe in reasonable detail the facts pertaining thereto and the amount or an estimate of the amount of the liability arising therefrom. The Company shall cooperate fully in any such action by furnishing or making available records, books of account or other materials or taking such other actions (including the granting of a power of attorney to the Liquidating Trust) as may be necessary or helpful for the defense against the assertions of any taxing authority as to any return for such periods to the extent that the Liquidating Trust has responsibility therefore pursuant to
Section 6.11(a).

                  (i) The Company and each Company Subsidiary shall retain its records relating to all tax periods which remain subject to audit by action or statute or waiver for all Pre- ETM Periods. To the extent that such records are currently maintained in both a hard copy and an electronic media format, both such types of records that pertain to the income or operations of the Company and each Company Subsidiary prior to the close of business on the date of the Effective Time of the Merger will be retained by the Company and will not be destroyed without the prior written approval of the Liquidating Trust prior to the expiration of the applicable statute of limitations.


                                                ARTICLE VII

                                 CONDITIONS TO OBLIGATIONS OF THE PARTIES

                  The obligations of the parties under this Merger Agreement are subject to the fulfillment and satisfaction of each of the following conditions, any one or more of which may be waived by MSCMG and the Company.

                  Section 7.1. Stockholder Approvals. On or before the Effective Time of the Merger, the stockholders of the Company and the stockholders of MSCMG shall have adopted this Merger Agreement by the affirmative vote of at least two-thirds of the outstanding shares of stock and the stockholders of the Company shall have approved the Charter Amendment and the Plan of Liquidation. Stockholders owning no more than 45,814 shares shall have elected to enforce their right to receive payment for their shares of Company Common Stock pursuant to Section 623 of the New York Business Corporation Law.

                  Section 7.2. Filing of Charter Amendment. Before the Effective Time of the Merger the Company shall have filed the Charter Amendment with the New York Department of State.

                  Section 7.3. Listing. On or before the Effective Time of the Merger, The Nasdaq Stock Market shall have approved the listing, upon official notice of issuance, of the shares of Company Common Stock to be issued pursuant to the Merger as contemplated by Article Three.

                  Section 7.4. Mailing Date Documents. MSCMG and the Company shall each have received on the Mailing Date the documents which they are to receive under Section 6.4.

                  Section 7.5. Regulatory Approvals. On or before the Effective Time of the Merger, all applicable approvals of governmental regulatory authorities of the United States of America or of any state or political subdivision thereof required to consummate the Merger shall have been obtained.

                  Section 7.6. Escrow Agreement. The Company and a person or entity acceptable to the Company and MSCMG, as escrow agent, shall have executed and delivered to MSCMG the Escrow Agreement and placed $500,000 in escrow in accordance with the terms thereof.

                  Section 7.7. Trust Agreement. (a) The Company and the Trustees shall have executed and delivered a trust agreement substantially in the form of Exhibit E hereto creating the Liquidating Trust and the Company shall have transferred all of its business and assets (other than the escrow amount) to the Liquidating Trust (except as otherwise provided in Section 3.3) and the
Liquidating  Trust  shall  have  assumed  all  the  Company's   obligations  and
liabilities (including the Scheduled Liabilities and all tax liabilities resulting from the transfer of the owned Real Property to the Liquidating Trust) by executing an assignment and assumption agreement substantially in the form of Exhibit F hereto.

                  (b) In furtherance of the Company's transfer of its business and asset to the Liquidating Trust, prior to the Effective Time of the Merger, the Company shall execute a deed whereby it transfers title to all owned Real Property to the Liquidating Trust, and a bill of sale and assignment whereby it transfers title to all of its personal property, inventory, accounts receivable, bank accounts and all other assets of the Company to the Liquidating Trust. Further, the Company and the Liquidating Trustee shall enter into the assignment and assumption agreement described above.


                                  ARTICLE VIII

                        CONDITIONS TO MSCMG'S OBLIGATIONS

                  The   obligations  of  MSCMG  hereunder  are  subject  to  the
satisfaction, at or before the Effective Time of the Merger, of the following conditions (any of which may be waived, in whole or in part, by MSCMG):

                  Section 8.1.  Representations and Warranties.  The
                                ------------------------------
representations and warranties of the Company contained in this Merger Agreement (including the Schedules and Exhibits hereto), or in any certificate or document delivered to MSCMG in connection herewith, shall be true in all material respects at the Effective Time of the Merger as if made again on and as of the Effective Time of the Merger. The
Company shall have duly performed and complied with all agreements and conditions required by this Merger Agreement to be performed or complied with by the Company at or before the Effective Time of the Merger. MSCMG shall have been furnished with certificates of appropriate officers of the

Company, dated the Effective Time of the Merger, certifying in such detail as MSCMG may reasonably request to the fulfillment of the foregoing conditions.

                  Section 8.2. The Company's Performance. Each of the obligations of the Company to be performed by it on or before the Effective Time of the Merger pursuant to the terms of this Merger Agreement shall have been duly performed in all material respects at the Effective Time of the Merger, and at the Effective Time of the Merger the Company shall have delivered to MSCMG a certificate to such effect signed by the President of the Company.

                  Section 8.3. Authority. All action required to be taken by, or on the part of, the Company to authorize the execution, delivery and performance of this Merger Agreement by the Company and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Board of Directors and stockholders of the Company.

                  Section 8.4. Opinion of the Company's Counsel. Moses & Singer LLP, special counsel to the Company, shall have delivered to MSCMG an opinion, dated the Effective Time of the Merger and addressed to MSCMG, in form and substance satisfactory to MSCMG.

                  Section 8.5. Legal Matters Satisfactory. All legal matters, and the form and substance of all documents to be delivered by the Company to MSCMG at the Effective Time of the Merger, shall have been approved by, and shall be satisfactory to, MSCMG. The Trust shall have become a party to this Agreement by executing an amendment hereto.

                                   ARTICLE IX

                     CONDITIONS TO THE COMPANY'S OBLIGATIONS

                  The obligations of the Company hereunder are subject to the satisfaction, at or before the Effective Time of the Merger, of the following conditions (any of which may be waived, in whole or in part, by the Company):

                  Section 9.1.  Representations and Warranties.  The
                                ------------------------------
representations and warranties of MSCMG contained in this Merger Agreement, or in any certificate or document delivered to the Company in connection herewith, shall be true in all material respects at the Effective Time of the Merger as if made again on and as of the Effective Time of the Merger. MSCMG shall have duly performed and complied with all agreements and conditions required by this Merger
Agreement to be performed or complied with by MSCMG at or before the Effective Time of the Merger. The Company shall have been furnished with certificates of appropriate officers of MSCMG, dated the Effective Time of the Merger, certifying in such detail as the Company may reasonably request to the fulfillment of the foregoing conditions.

                  Section 9.2. MSCMG's Performance. Each of the obligations of MSCMG to be performed by it on or before the Effective Time of the Merger pursuant to the terms of this Merger Agreement shall have been duly performed in all material respects at the Effective Time of the Merger, and at the Effective Time of the Merger MSCMG shall have delivered to the Company a certificate to such effect signed by the President of MSCMG.

                  Section 9.3. Authority. All action required to be taken by, or on the part of, MSCMG to authorize the execution, delivery and performance of this Merger Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Board of Directors and the sole stockholder of MSCMG.

                  Section 9.4. Opinion of MSCMG's Counsel. Whitman Breed Abbott & Morgan, special counsel to MSCMG, shall have delivered to the Company an opinion, dated the Closing Date and addressed to the Company, substantially in the form of Exhibit D.

                  Section 9.5. Legal Matters Satisfactory. All legal matters, and the form and substance of all documents to be delivered by MSCMG to the Company at the Closing, shall have been approved by, and shall be satisfactory to, the Company.


                                    ARTICLE X

                                   TERMINATION

Section 10.1. Termination.

This Merger Agreement may be terminated and the Merger abandoned at any time before the Effective Time of the Merger:

(a)  by the written consent of the Company and MSCMG;

(b) by MSCMG, if there has been a material misrepresentation in this Merger Agreement by the Company, or a material breach by the Company of any of its warranties or covenants set forth herein, or a failure of any condition to which the obligations of MSCMG hereunder are subject;

     (c) by the Company, if there has been a material misrepresentation in this Merger Agreement by MSCMG, or a material breach by MSCMG of any of the warranties or covenants of MSCMG set forth herein, or a failure of any condition to which the obligations of the Company hereunder are subject;

     (d) by either the Company or MSCMG if the Effective Time of the Merger shall not have occurred before July 30, 1996, for any reason other than the failure of the party seeking to terminate this Merger Agreement to perform its obligations hereunder or a misrepresentation or breach of warranty by such party herein;

     (e) by the Company or MSCMG if the Company shall not have received at the stockholder meeting called to approve the Merger the favorable vote of at least two-thirds of its stockholders to approve the Merger; or

                  (f) by the Company or MSCMG if the Board of Directors of the Company (i) fails to make or withdraws or modifies its recommendation to the stockholders of the Company to vote in favor of the Merger, or
         (ii) recommends to the Company's stockholders approval or acceptance of a Competing Transaction, in each case only if the Board of Directors of the Company, after consultation with and based upon the advice of independent legal counsel (who may be the Company's regularly engaged independent legal counsel), determines in good faith that such action is appropriate for such Board of Directors to comply with its fiduciary duties to shareholders under applicable law.


                                   Article XI

                                 INDEMNIFICATION

                  Section 11.1.  Indemnification by the Company.

                  (a) The Company (through the Liquidating Trust) shall be liable for, shall indemnify MSCMG (or the Surviving Corporation as the successor in interest thereto) for, shall hold harmless, protect and defend MSCMG (or the Surviving Corporation as the successor in interest thereto) from and against, and shall reimburse MSCMG (or the Surviving Corporation as the successor in interest thereto) for, any and all MSCMG Damages (as defined in Section 11.1(b)) in the manner and to the extent set forth in this Section 11.1, and subject in all cases to the limitation on the scope of the Company's obligation to indemnify set forth in Section 11.1(c).

                  (b) The term "MSCMG Damages" means any and all damages, losses, liabilities, obligations, penalties, excise taxes, income taxes, fines, actions, claims, litigation, demands, defenses, judgments, suits, proceedings, equitable relief, costs, sums paid in settlement of the foregoing, disbursements or expenses (including, without limitation, attorneys' and experts' fees and disbursements) of any kind or of any nature whatsoever (whether based in common law, statute or contract; fixed or contingent; known or unknown) suffered or incurred by MSCMG, its officers, directors, employees, affiliates, successors or assigns (including the Surviving Corporation) resulting from or arising in connection with:

                           (i) any misrepresentation by the Company contained in
                  or made pursuant to this Merger Agreement or in any certificate, instrument or agreement delivered to MSCMG pursuant to or in connection with this Merger Agreement;

                      (ii) any breach of warranty or any default in the performance of any covenant or obligation of the Company under or in connection with this Merger Agreement;

                     (iii) any  obligations and liabilities of the Company to be assumed by the Liquidating Trust pursuant to Section 6, including, without limitation, the Scheduled Liabilities;

                      (iv)  any Taxes for which the Liquidating
                  Trust is liable under Section 6.11(a);

                           (v) any pension, severance, health and other employee
                  benefit, including severance or vacation pay, supplemental unemployment benefits or any similar benefit, that became payable to any employees of the Company in connection with a
                  Shutdown (as hereinbelow defined) and any other costs, expenses or payments paid or payable by the Company in connection with the transactions contemplated by this Merger Agreement that would not otherwise have been paid or become payable but for the liquidation of the Company, the Merger or the transactions contemplated by this Merger Agreement. The term "Shutdown" means the closure or deemed closure of any plant or the discontinuance or deemed discontinuance of any department or business, in any case related to the Company or the Company Subsidiaries or their respective businesses or operations; and

                      (vi)  the   employment,   termination   of  employment  or
                  application for employment of any Employee of the Company prior to the Effective Time of the Merger or at any time in connection with Section 6.3(b)(viii); and

                           (vii) all obligations and liabilities with respect to
                  the termination of and withdrawal from the Plans, all obligations and responsibilities to provide retiree health coverage and continuation coverage and appropriate notices under COBRA, and all obligations and responsibilities under all severance and termination pay plans and programs.

                  (c) MSCMG Damages shall only include actual liability or cost incurred and paid by MSCMG (or the Surviving Corporation as the successor in interest thereto) to a third party, and shall not include any claim for any diminution in the value of any assets of the Company or MSCMG or the Surviving Corporation, or any other damages, direct or indirect, other than in an actual cost or expense paid by MSCMG (or the Surviving Corporation as the successor in interest thereto) to a third party. Notwithstanding anything in this Agreement, under law or otherwise, the maximum liability of the Company (through the Liquidating Trust) to MSCMG (or the Surviving Corporation as the successor in interest thereto) for MSCMG Damages shall be limited as follows:

                           (i) the Company  shall not be liable for more than an
                  amount equal to $1,000,000 in the aggregate for all claims for such MSCMG Damages (excluding, however, liabilities with respect to the non-payment of the Scheduled Liabilities which shall be satisfied by the Liquidating Trust and excluding any Taxes resulting from the sale or transfer to the Liquidating Trust of assets in connection with the liquidation of assets relating to the existing businesses of the Company) which liability shall be satisfied in full from funds deposited in escrow pursuant to the Escrow Agreement; and

                      (ii) the obligation of the Company (through the Liquidating Trust) to indemnify MSCMG for, and to hold MSCMG harmless from, MSCMG Damages shall survive the Effective Time of the Merger until the first anniversary date of the Effective Time of the Merger, and no claim with respect to such MSCMG Damages under this Section 11.1 shall be valid unless asserted in writing prior to the expiration of such period, specifying in reasonable detail the basis for such MSCMG Damages, as provided in the Escrow Agreement.

The right of MSCMG (or the Surviving Corporation as the successor in interest thereto) to be indemnified pursuant to this Section 11.1 up to the maximum amount of $1,000,000 in the aggregate (consisting of $500,000 held pursuant to the Escrow Agreement and $500,000 reserved by the Liquidating Trust in accordance with the provisions of Section 3.2) is the sole and exclusive right of MSCMG for any breach of this Agreement or any of the documents executed in connection herewith, or otherwise in connection with any of the transactions contemplated hereby, including without limitation the Merger, and neither MSCMG nor any of its affiliates shall have the right to assert any claim against the Company, any controlling person of the Company or any of the Company's affiliates, directors, officers, employees or stockholders, whether such claim is based on tort (including fraud), contract or otherwise, and whether arising under statute, common law or otherwise, arising out of this Agreement, the Merger or any of the transactions contemplated hereby or thereby, except for claims relating to the non-payment of the Scheduled Liabilities.

                  In addition, no claim, whether such claim is based on tort (including fraud), contract or otherwise, and whether arising under statute, common law or otherwise, shall be asserted by the Company, MSCMG or any of their affiliates against the Trustees or the beneficiaries of the Liquidating Trust. No claim shall be asserted by the Company, MSCMG or any of their affiliates against the Liquidating Trust after the first anniversary date of the Effective Time of the Merger, or in excess of an aggregate of $1,000,000 (consisting of $500,000 held pursuant to the Escrow Agreement and $500,000 reserved by the Liquidating Trust in accordance with the provisions of Section 3.2), except for claims relating to the non-payment of the Scheduled Liabilities.

                  Section 11.2.  Indemnification by the Company.

                  (a) MSCMG (through the Surviving Corporation) shall be liable for, shall indemnify the Company (or the Liquidating Trust as the successor in interest thereto) for, shall hold harmless, protect and defend the Company (or the Liquidating Trust as the successor in interest thereto) from and against, and shall reimburse the Company (or the Liquidating Trust as the successor in interest thereto) for, any and all Company Damages (as defined in Section 11.2(b)) in the manner and to the extent set forth in this Section 11.2, and subject in all cases to the limitation on the scope of MSCMG's obligation to indemnify set forth in Section 11.2(c).

                  (b) The term "Company Damages" means any and all damages, losses, liabilities, obligations, penalties, excise taxes, income taxes, fines, actions, claims, litigation, demands, defenses, judgments, suits, proceedings, equitable relief, costs, sums paid in settlement of the foregoing, disbursements or expenses (including, without limitation, attorneys' and experts' fees and disbursements) of any kind or of any nature whatsoever (whether based in common law, statute or contract; fixed or contingent; known or unknown) suffered or incurred by the Company, its officers, directors, employees, affiliates, successors or assigns (including the Liquidating Trust) resulting from or arising in connection with:

                           (i) any  misrepresentation  by MSCMG  contained in or
                  made pursuant to this Merger Agreement or in any certificate, instrument or agreement delivered to the Company pursuant to or in connection with this Merger Agreement;

                      (ii) any breach of warranty or any default in the performance of any covenant or obligation of MSCMG under or in connection with this Merger Agreement; and

                      (iii)  any Taxes for which the Surviving
                  Corporation is liable under Section 6.11(e);

                  (c) Company Damages shall only include actual liability or cost incurred and paid by the Company (or the Liquidating Trust as the successor in interest thereto) to a third party, and shall not include any claim for any diminution in the value of any assets of the Company or the Liquidating Trust, or any other damages, direct or indirect, other than in an actual cost or expense paid by the Company (or the Liquidating Trust as the successor in interest thereto) to a third party. Notwithstanding anything in this Agreement, under law or otherwise, the maximum liability of MSCMG (through the Surviving Corporation) to the Company (or the Liquidating Trust as the successor in interest thereto) for Company Damages shall be limited as follows:

                           (i)  MSCMG shall not be liable for more
                  than an amount equal to $1,000,000 in the aggregate for all claims for such Company
                  Damages; and

                      (ii) the obligation of MSCMG (through the Surviving Corporation) to indemnify the Company for, and to hold the Company harmless from, Company Damages shall survive the Effective Time of the Merger until the first anniversary date of the Effective Time of the Merger, and no claim with respect to such Company Damages under this Section 11.2 shall be valid unless asserted in writing prior to the expiration of such period, specifying in reasonable detail the basis for such Company Damages.

The right of the Company (or the Liquidating Trust as the successor in interest thereto) to be indemnified up to the maximum amount of $1,000,000 pursuant to this Section 11.2 is the sole and exclusive right of the Company for any breach of this Agreement or any of the documents executed in connection herewith, or otherwise in connection with any of the transactions contemplated hereby, including without limitation the Merger, and neither the Company nor any of its affiliates shall have the right to assert any claim against MSCMG, any controlling person of MSCMG or any of MSCMG's affiliates, directors, officers, employees or stockholders, whether such claim is based on tort (including fraud), contract or otherwise, and whether arising under statute, common law or otherwise, arising out of this Agreement, the Merger or any of the transactions contemplated hereby or thereby. In addition, (i) no claim, whether such claim is based on tort (including fraud), contract or otherwise, and whether arising under statute, common law or otherwise, shall be asserted by the Company, the Liquidating Trust or any of their affiliates against MSCMG or the Surviving Corporation and (ii) no claim shall be asserted by the Company, the Liquidating Trust or any of their affiliates against MSCMG or the Surviving Corporation after the first anniversary date of the Effective Time of the Merger, in excess of the $1,000,000.

                  Section 11.3.  Legal Proceedings.

                  (a) If any legal proceeding shall be instituted, or any claim or demand made, against an indemnified party or a party which proposes to assert that the provisions of this Article XI apply (the "Indemnified Party") such Indemnified Party shall give prompt notice of the claim to the party obliged or alleged to be so obliged so to indemnify such Indemnified Party (the "Indemnitor"). The omission so to notify such Indemnitor, however, shall not relieve such Indemnitor from any duty to indemnify which otherwise might exist with regard to such claim unless (and only to the extent that) the omission to notify materially prejudices the ability of the Indemnitor to assume the defense of such claim. After any Indemnitor has received notice from an Indemnified Party that a claim has been asserted against such
         Indemnified Party, the Indemnitor shall have the right, upon giving written notice to the Indemnified Party, to participate in the defense of such claim and to elect to assume the defense against the claim, at its own expense, through the Indemnified Party's attorney or an attorney selected by the Indemnitor and approved by the Indemnified Party, which approval shall not be unreasonably withheld. If the Indemnitor fails to give prompt notice of such election, then the Indemnitor shall be deemed to have elected not to assume the defense of such claim and the Indemnified Party may defend against the claim with its own attorney.

                  (b) If the Indemnitor so elects to participate in the defense of such claim or to assume the defense against a claim, then the Indemnified Party will cooperate and make available to the Indemnitor (and its representatives) all employees, information, books and records in its possession or under its control which are reasonably necessary or useful in connection with such defense; and if the Indemnitor shall have elected to assume the defense of a claim, then the Indemnitor shall have the sole right to compromise and settle in good faith any such claim. If the Indemnitor shall elect to defend or to agree in writing to compromise or to settle any such claim, then it shall be bound by any ultimate judgment or settlement as to the existence and amount of the claim, and the amount of said judgment or settlement shall be conclusively deemed for all purposes of this Merger Agreement to be a liability on account of which the Indemnified Party is entitled to be indemnified hereunder.

                  (c) If the Indemnitor does not elect to assume, or is deemed to have elected not to assume, the defense of a claim then:

                           (i)  the Indemnified Party alone shall
                  have the right to conduct such defense;

                           (ii) the  Indemnified  Party  shall have the right to
                  compromise and to settle, in good faith, the claim without the prior consent of the Indemnitor; and

                      (iii) if it is  ultimately  determined  that the  claim of loss which shall form the basis of such judgment or settlement is one that is validly an obligation of the Indemnitor that elected not to assume the defense, then such Indemnitor shall be bound by any ultimate judgment or settlement as to the existence and the amount of the claim and the amount of said judgment or settlement shall be conclusively deemed for all purposes of this Merger Agreement to be a liability on account of which the Indemnified Party is entitled to be indemnified hereunder.


                                   ARTICLE XII

                                  MISCELLANEOUS

                  Section 12.1. Expenses. Except as otherwise provided herein, MSCMG shall pay all of the expenses of the Company and MSCMG, in connection with the preparation and performance of the terms of this Merger Agreement and the transactions contemplated hereby (other than those incurred in association with the liquidation of the Company, which expenses shall be paid solely by the Company), including all fees and expenses of each party's investment bankers, counsel, accountants and actuaries. MSCMG shall pay up to $25,000 of the fees and expenses of the Company for investment bankers, counsel, accountants and actuaries in connection with the negotiation and preparation of any letters of intent between the parties related to the transactions contemplated hereby.

                  Section 12.2. Survival of Representations and Warranties. (a) Except as provided below, the representations and warranties of the Company contained in Article 4 and the representations and warranties of MSCMG contained in Article 5 shall terminate upon (i) the first anniversary date of the Effective Time of the Merger, or (ii) the termination of this Merger Agreement and abandonment of the

Merger pursuant to the provisions of Section 10.1(a) or 10.1(d) (except for the agreements as to confidentiality contained in Section 6.4 and as to expenses contained in Section 12.1), and the parties hereto shall have no continuing obligations or liabilities with respect thereto.

                  (b) If either MSCMG or the Company shall have the right to terminate this Merger Agreement and abandon the Merger pursuant to the provisions of Section 10.1(b) or Section 10.1(c), then the party which does not have the right so to terminate this Merger Agreement will use its reasonable efforts to cure the condition giving rise to such right. If such party is unable to cure the condition giving rise to such right, the other may exercise its right under Section 10.1(b) or Section 10.1(c) to terminate the Merger Agreement and abandon the Merger, or may waive such right and proceed to consummate the Merger. In any such event, the representations, warranties, covenants and agreements (except for the agreements as to confidentiality contained in Section
6.4 and as to expenses contained in Section 12.1) of the parties shall terminate, and the parties hereto shall have no continuing obligations or liabilities with respect thereto, except as set forth in this Section 12.2(b).

                  Section 12.3. Governing Law. THIS MERGER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN SUCH STATE.

                  Section 12.4. Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be deemed validly given, made or served if in writing and delivered personally (as of such delivery) or sent by certified mail (as of two days after deposit in a United States post office), or sent by overnight courier service (as of two days after delivery to an internationally recognized courier service), or by telex, facsimile or telegraph (upon receipt), in any case, postage and charges prepaid,

                  (a)      if to MSCMG, addressed to:

                           Muriel Siebert Capital Markets Group Inc.
                           885 Third Avenue, Suite 1720
                           New York, New York  10022
                           Telephone:  (212) 644-2418
                           Facsimile:  (212) 486-2784
                           Attention:  Muriel Siebert

with a copy to:

Whitman Breed Abbott & Morgan

                                 200 Park Avenue
                            New York, New York 10166
                            Telephone: (212) 351-3000
                            Facsimile: (212) 351-3131
                        Attention: Monte E. Wetzler, Esq.

(b)  if to the Company, addressed to:

                           J. Michaels, Inc.
                           182 Smith Street
                           Brooklyn, New York  11201
                           Telephone:  (718) 852-6100
                           Facsimile:  (718) 858-0396
                           Attention:  James H. Michaels

with a copy to:

                           Moses & Singer LLP
                           1301 Avenue of the Americas
                           New York, NY  10019-6076
                           Telephone:  (212) 554-7800
                           Facsimile:  (212) 554-7700
                           Attention:  Irving Sitnick, Esq.

or such other address as shall be furnished in writing by either party to the other.

                  Section 12.5.  Jurisdiction; Agent For Service.

                  (a) Legal proceedings commenced by the Company or MSCMG arising out of any of the transactions or obligations contemplated by this Merger Agreement shall be brought exclusively in the Federal courts or, in the absence of Federal jurisdiction, state courts, in either case in New York, New York. The Company and MSCMG irrevocably and unconditionally submit to the jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. Each of MSCMG and the Company irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding brought in any Federal or state court in New York, New York and further irrevocably waives any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment against the Company or MSCMG, as the case may be, in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of the Company or MSCMG, as the case may be, therein described, or by appropriate proceedings under any applicable treaty or otherwise.

                  (b) The Company consents to service of process in any suit, action or other proceeding arising out of this Merger Agreement or the subject matter hereof or any of the transactions contemplated hereby in such Federal or state courts by registered mail addressed to the Company at the address provided in Section 12.4 or to the Company's Agent (defined below). The Company hereby irrevocably designates and appoints Moses & Singer LLP, with offices on the date hereof at 1301 Avenue of the Americas, New York, New York 10019-6076 (herein referred to as the "Company's Agent"), as its attorney-in-fact to receive service of process in such action, suit or proceeding, it being agree that service upon such attorney-in-fact shall constitute valid service upon the Company and its successors and assigns. The Company's submission to jurisdiction is made for the express benefit of MSCMG and its successors, subrogees and assigns. Nothing in this Section shall affect the right of MSCMG, or its successors, subrogees or assigns to serve legal process in any other manner permitted by law or shall affect the right of MSCMG or its successors, subrogees or assigns to bring any action or proceeding against the Company or its property in the courts of other jurisdictions. So long as this Merger Agreement shall be in effect, the Company shall maintain a duly appointed agent for the service of summonses give MSCMG written notice prior to any change of the identity of or of the address for such agent.

                  (c) MSCMG consents to service of process in any suit, action or other proceeding arising out of this Merger Agreement or the subject matter hereof or any of the transactions contemplated hereby in such Federal or state courts by registered mail addressed to MSCMG at the address provided in Section
12.4 or to MSCMG's Agent (defined below). MSCMG hereby irrevocably designates and appoints Whitman Breed Abbott & Morgan, with offices on the date hereof at 200 Park Avenue, New York, New York 10166 (herein referred to as "MSCMG's Agent"), as its attorney-in-fact to receive service of process in such action, suit or proceeding, it being agree that service upon such attorney-in-fact shall constitute valid service upon MSCMG and its successors and assigns. MSCMG's submission to jurisdiction is made for the express benefit of the Company and its successors, subrogees and assigns. Nothing in this Section shall affect the right of the Company, or its successors, subrogees or assigns to serve legal process in any other manner permitted by law or shall affect the right of the Company or its successors, subrogees or assigns to bring any action or proceeding against MSCMG or its property in the courts of other jurisdictions. So long as this Merger Agreement shall be in effect, MSCMG shall maintain a duly appointed agent for the service of summonses and other legal processes in New York, New York and shall give the Company written notice prior to any change of the identity of or of the address for such agent.

                  Section 12.6. Press Releases. MSCMG and the Company will consult and cooperate in the issuance, form, content and timing of any press releases issued in connection with the transactions contemplated by this Merger Agreement.

                  Section 12.7.  Assignment; Amendments, Waivers.

                  (a) Neither MSCMG nor the Company shall assign any of its rights or obligations under this Merger Agreement without the prior written consent of the other, except that the Company shall have the right to assign all of its rights together with but not separate from all of its obligations under this Agreement and the Escrow Agreement to the Liquidating Trust; provided that the Liquidating Trust shall have no right to further assign such rights or obligations which shall terminate upon the termination of the Liquidating Trust except as otherwise provided in this Agreement.

                  (b) This Merger Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Merger Agreement.

                  (c) No provision of this Merger Agreement may be amended, modified or waived except by written agreement duly executed by each of the parties. No waiver by either party of any breach of any provision hereof shall be deemed to be a continuing waiver thereof in the future or a waiver of any other provision hereof; nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

                  Section 12.8. Entire Agreement. This Merger Agreement represents the entire agreement between the parties and supersedes and cancels any prior oral or written agreement, letter of intent or understanding related to the subject matter hereof.

                  Section 12.9. Severability. If any term, provision, covenant or restriction of this Merger Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Merger Agreement shall remain in full force and effect, unless such action would substantially impair the benefits to either party of the remaining provisions of this Merger Agreement.

                  Section 12.10. Headings. The headings herein are for convenience only, do not constitute a part of this Merger Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

                  Section 12.11. Counterparts. This Merger Agreement may be executed in one or more counterparts which, taken together, shall constitute one and the same instrument, and this Merger Agreement shall become effective when one or more counterparts have been signed by each of the parties.

                  IN WITNESS WHEREOF, this Merger Agreement has been duly executed by the parties hereto on the day and year first above written.

J. MICHAELS, INC.                                    MURIEL SIEBERT CAPITAL
                                                     MARKETS GROUP INC.


By_______________________                            By_______________________


Name:____________________                            Name:____________________


Title:___________________                            Title:___________________

                                    Schedules

Section 4.2                Names and Addresses of Subsidiaries;
                             Jurisdictions of Incorporation and
                             Qualification
Section 4.3                Incentive Stock Options
Section 4.5                Subsidiary Capitalization
Section 4.8                Real Property
Section 4.10               Powers of Attorney
Section 4.11               Employee Benefits
Section 4.12               Compliance with Applicable Law
Section 4.13               Litigation
Section 4.14               Material Contracts
Section 4.15               Labor Matters
Section 4.17               Scheduled Liabilities
Section 4.18               Insurance
Section 4.23               Retained Assets


Exhibit  A                 Form of Escrow Agreement
Exhibit  B                 Form of Voting Agreement
Exhibit  C                 Intentionally Omitted
Exhibit  D                 Form of Opinion of Counsel to MSCMG
Exhibit  E                 Form of Trust Agreement
Exhibit  F                 Form of Assignment and Assumption Agreement

                                ESCROW AGREEMENT


                  This ESCROW AGREEMENT, dated as of ______ __, 1996 (this "Agreement"), by and among J. MICHAELS, INC., a New York corporation (the "Company"), MURIEL SIEBERT CAPITAL MARKETS GROUP INC., a Delaware corporation (together with its successors, "MSCMG"), J. MICHAELS, INC. TRUST, a New York trust (the "Trust"), and ________________________, solely in the capacity as escrow agent (the "Escrow Agent").

                              W I T N E S S E T H:

                  WHEREAS, MSCMG and the Company have executed and delivered a Plan and Agreement of Merger, dated as of April 24, 1996 (the "Merger Agreement"), pursuant to which, subject to the terms and conditions thereof, MSCMG shall merge with and into the Company;

                  WHEREAS, pursuant to the Merger Agreement the Company has agreed to transfer substantially all its assets and liabilities to the Trust prior to the effective time of the merger in order to liquidate such assets in an orderly manner for the benefit of the stockholders of the Company prior to the effective time of the merger; and

                  WHEREAS, MSCMG and the Company have agreed that on or about the date hereof the Company shall cause to be deposited with the Escrow Agent $500,000 in cash to be held in escrow by the Escrow Agent in accordance with the terms of this Agreement at the request of and as an accommodation to MSCMG, the Company and the Trust;

                  NOW, THEREFORE, in consideration of the promises, the mutual covenants contained herein and in the Merger Agreement and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows (capitalized terms used herein without definition shall have the meanings attributed thereto in the Merger Agreement):

                  1. Escrow Funds. (a) On the date hereof, the Company shall deliver to the Escrow Agent the sum of $500,000 (together with all interest or other income on such amount from time to time, the "Escrow Funds") by delivery of a check in the amount of the Escrow Funds for prompt deposit into the [name of Account] at [name of bank] (Account No.
___ ______) (the "Escrow Account").

                  (b) The Escrow Funds shall be held, invested and applied by the Escrow Agent pursuant to the terms of this Agreement.

                  2.  Investment  of  Funds.  As soon as  practicable  after the receipt thereof, the Escrow Agent shall, so long as no Default Notice (as defined in Section 3) has been received by the Escrow Agent, invest the Escrow Funds in [a money market account or such other investment available to the Escrow Agent] at [name of bank] as the Trust may request. The Trust (as successor in interest to the Company) shall bear and retain the sole responsibility for the selection of the investment hereunder and all risk of loss from such investment.

                  3.       Disbursement of Escrow Funds.

                  (a) Unless the Escrow Agent receives a default notice substantially in the form of Annex I hereto (a "Default Notice") from MSCMG at least two business days prior to __________ __, 1997 (the "Escrow Payment Date"), the Escrow Agent shall, and is hereby directed to, withdraw and pay to the Trust the Escrow Funds in the Escrow Account on the Escrow Payment Date.

                  (b) All payments of Escrow Funds made by the Escrow Agent under Section 3(a) or Section 5 shall be payable in accordance with the directions specified by notice to the Escrow Agent by the party to be paid thereunder.

                  (c) If the Escrow Agent receives a Default Notice from MSCMG at least two business days prior to the Escrow Payment Date, the Escrow Agent shall not make any payments with respect to the Escrow Payment Date for the amounts claimed in the Default Notice (the "Default Amount") and shall hold the Default Amount on deposit in the Escrow Account and shall apply such funds in accordance with the directions received by the Escrow Agent (i) jointly from MSCMG and the Trust by notice executed by each of MSCMG and the Trust pursuant to Section 5(a), or (ii) by the Arbitrators pursuant to Section 5(b), as the case may be. The Escrow Agent shall, and is hereby directed to, withdraw and pay to the Trust the balance of the Escrow Funds remaining in the Escrow Account after the retention of the Default Amount on the Escrow Payment Date.

                  4. Events of Default. If any of the events specified in Section 11.1(b)(i)-(vii) of the Merger
Agreement (an "Event of Default") shall occur or have occurred then, in any such event, MSCMG shall (i) deliver a Default Notice to the Escrow Agent in accordance with
Section 3(a) and (ii) give notice to the Trust of the claim by MSCMG for MSCMG Damages (as such term is defined in Section 11.1(b) of the Merger Agreement), specifying in reasonable detail the nature of MSCMG Damages for which payment is claimed, the Section or Sections of the Merger Agreement and this Agreement upon which such claim is based, compliance with the indemnification provisions of the Merger Agreement and the estimated amount payable in respect thereof.

                  5.       Determination of MSCMG Damages.

                  (a) MSCMG and the Trust shall from time to time consult together and use their best efforts to cooperate in resolving questions as to MSCMG Damages payable to MSCMG hereunder. If the parties shall resolve such questions, the parties shall jointly notify the Escrow Agent of such resolution by notice executed by MSCMG and the Trust and directing the Escrow Agent to make such payments from the Escrow Funds as the parties shall have agreed.

                  (b) If MSCMG and the Trust are unable, after a period of 30 days from the date of the Default Notice delivered pursuant to Section 4(a), to determine the amount, if any, of MSCMG Damages payable to MSCMG in respect of an Event of Default, then the parties shall submit such dispute to arbitration in New York, New York in accordance with the rules and regulations of the American Arbitration Association (the "Arbitrators") for a determination of the amount of MSCMG Damages, if any, payable to MSCMG. Upon resolution of MSCMG claim for MSCMG Damages, the Arbitrators shall notify the Escrow Agent of the amount, if any, of Escrow Funds payable to MSCMG with respect to such claim and the Escrow Agent shall pay such amount to MSCMG. The Arbitrators shall also determine whether MSCMG or the Trust (or both) shall bear the fees and expenses of such Arbitrators.

                  (c) Any resolution as to the amount of MSCMG Damages payable to MSCMG hereunder determined by the Arbitrators may be enforced by MSCMG in accordance with Section 5(d).

                  (d) Legal proceedings commenced by the Trust or MSCMG against the other to enforce determinations made by the Arbitrators shall be brought exclusively in the federal courts or, in the absence of federal jurisdiction, state courts, in either case in New York, New York. Each of the Trust and MSCMG irrevocably and unconditionally submits to the jurisdiction of such courts and agrees to take all future actions necessary to submit to the jurisdiction thereof. Each of the Trust and MSCMG irrevocably waives any objection which it may have to the laying of venue of any suit, action or proceeding brought in such courts in New

York and further irrevocably waives any claim that any such suit, action or proceeding brought in such courts has been brought in an inconvenient forum. Final judgment in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and the amount of any indebtedness or liability of any party therein described.

                  6.       Escrow Agent's Duties and Fees.  (a)  The
                           ------------------------------
Escrow Agent shall be obligated to perform only such duties
as are expressly set forth in this Agreement.  The Escrow
Agent may rely upon, and shall be protected in acting or
refraining from acting upon, any written notice, instruction or request furnished to it under this Agreement and believed by it to be genuine and to have been signed or presented by
the proper party or parties, provided that, as set forth
below, any modification of this Agreement shall be required
to be signed by each of the parties to this Agreement.  The
Escrow Agent acts under this Agreement as a depositary only
and is not a party to or bound by any agreement or
undertaking which may be evidenced by or arise out of any
items deposited with or delivered to it pursuant to this
Agreement and is not responsible or liable in any manner for the sufficiency, correctness, genuineness or validity of any such items and undertakes no responsibility or liability for the form of execution of such items or the identity,
authority, title or rights of any person executing or
depositing same.  The Escrow Agent shall not be liable to
MSCMG or the Trust or their respective successors and
assigns for any action taken or omitted to be taken here-
under in good faith; provided, however, that the Escrow
                     --------
Agent shall be and remain liable for any damages arising as a result of its wilful misconduct or gross negligence.

                  (b) MSCMG shall indemnify the Escrow Agent for and hold the Escrow Agent harmless against, any loss, damage, liability or expense incurred by the Escrow Agent not caused by its gross negligence or wilful misconduct, arising out of or in connection with its entering into this Agreement and the performance of its duties under this Agreement, including the costs and expenses of defending itself against any claim or liability in any legal proceeding in connection with this Agreement (including reasonable attorneys' fees). The Escrow Agent may consult with counsel of its choice and shall have full and complete authorization and protection for any action taken or suffered by it under this Agreement in good faith and in accordance with the opinion of such counsel.

                  (c) MSCMG shall pay the reasonable compensation of the Escrow Agent for the services to the rendered by the Escrow Agent hereunder and shall pay to or reimburse the

Escrow Agent for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or made by the Escrow Agent in connection with the performance of its duties hereunder.

                  (d) MSCMG, the Company and the Trust warrant to the Escrow Agent that, except as provided in Section 6(e), there are no Federal, state or local tax liability or filing requirements concerning the Escrow Agent's actions contemplated hereunder and warrant and represent to the Escrow Agent that the Escrow Agent has no duty to withhold or file any report or any tax liability under any Federal or state income tax, local or state property tax, local or state sales or use taxes, or any other tax by any taxing authority. MSCMG agrees to indemnify the Escrow Agent fully for any tax liability, penalties or interest incurred by the Escrow Agent arising hereunder and agrees to pay in full any such tax liability together with penalty and interest if any is ultimately assessed against the Escrow Agent for any reason as a result of its action hereunder (except for the Escrow Agent's individual income tax liability).

                  (e) Due to the requirement that all trust accounts have Taxpayer Identification Numbers documented by appropriate W-8 and W-9 forms, the Escrow Agent shall promptly provide such forms to MSCMG, the Company and the Trust, and MSCMG, the Company and the Trust shall return such forms to the Escrow Agent, duly completed and signed, within five days of receipt thereof. MSCMG, the Company and the Trust acknowledge that failure to provide such forms may prevent or delay disbursement of Escrow Funds hereunder.

                  7. Notices. All notices, consents, requests, instruction, approvals and other communications provided for in this Agreement shall be in writing and shall become effective when delivered at the following addresses:

                  (a)      if to MSCMG:

                           Muriel Siebert Capital
                             Markets Group, Inc.
                           885 Third Avenue, Suite 1720
                           New York, New York 10022
                           Fax:  (212) 486-2784
                           Attention:  Muriel Siebert

                  (b)      if to the Company:

                           J. Michaels, Inc.
                           182 Smith Street
                           Brooklyn, New York 11201
                           Fax:  (718) 858-0396
                           Attention:  James H. Michaels

                  (c)      if to the Trust:

                           J. Michaels, Inc. Trust
                           c/o J. Michaels, Inc.
                           182 Smith Street
                           Brooklyn, New York 11201
                           Fax:  (718) 858-0396
                           Attention:  James H. Michaels

                  (d)      if to the Escrow Agent:

                           [name]
                           [address]

                           Fax:  (212)
                           Attention:

                  8. Miscellaneous Provisions. (a) This Agreement shall be governed by and construed in accordance with the internal, substantive laws of the State of New York without giving effect to the conflict of law rules thereof.

                  (b)  This   Agreement   may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (c) This Agreement may not be assigned by MSCMG, the Company or the Trust in any manner whatsoever.

                  (d) MSCMG, the Company and the Trust shall cooperate with the Escrow Agent and deliver to the Escrow Agent such additional information and documents as the Escrow Agent shall reasonably request in the performance of its obligations under this Agreement, including such documents as it shall reasonably request to evidence termination of this Agreement and to evidence consent to the final payment of the Escrow Funds and interest on the Escrow Funds in accordance with the terms of the Agreement.

                  IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the day and year first above written.


MURIEL SIEBERT CAPITAL
  MARKETS GROUP INC.


By:______________________________
   Name:
   Title:


J. MICHAELS, INC.


By:______________________________
   Name:
   Title:


J. MICHAELS, INC. TRUST


By:______________________________
   Name:
   Title: Trustee


- -------------------
, as Escrow Agent


By:______________________________
   Name:
   Title:

                                     Annex I
                                       to
                                Escrow Agreement

                             FORM OF DEFAULT NOTICE
                              [MSCMG's LETTERHEAD]

[Escrow Agent
Address
Attention:                  ]

                                      Re:  Escrow Account No. [     ]

Dear Sir or Madam:

                  Pursuant to Section 4(a) of the Escrow Agreement, dated as of __________ ___, 1996 (the "Escrow Agreement"), among Muriel Siebert Capital Markets Group Inc., a Delaware corporation (together with its successors, MSCMG"), J. Michaels, Inc., a New York corporation (the "Company"), J. Michaels, Inc. Trust, a New York trust (the "Trust"), and you, as escrow agent, you are hereby notified that an Event of Default has occurred.

                  Accordingly you are hereby directed to hold $_____ of the Escrow Funds on deposit in the Escrow Account pursuant to Section 3(a) of the Escrow Agreement and not to make any payments of such amount to the Trust under the Escrow Agreement.

                  [Specify in reasonable detail the nature of MSCMG Damages for which payment is claimed, the Section or Sections of the Merger Agreement and the Escrow Agreement upon which such claim is based, compliance with the indemnification provisions of the Merger Agreement and the estimated amount payable in respect thereof]

                  Capitalized terms used herein without definition have the meanings attributed thereto in the Escrow Agreement.

                  IN WITNESS WHEREOF, MSCMG has duly caused this Default Notice to be delivered to you in accordance with the terms of the Escrow Agreement.

                                                     MURIEL SIEBERT CAPITAL
                                                       MARKETS GROUP INC.


                                                     By:________________________
                                      Name:
                                     Title:

                                    Exhibit B

                                VOTING AGREEMENT


                  THIS  VOTING  AGREEMENT,  dated as of  April  24,  1996  (this
"Agreement"), between MURIEL SIEBERT CAPITAL MARKETS GROUP INC., a Delaware corporation ("MSCMG"), and JAMES H. MICHAELS, a resident of the State of New York (both individually and in his capacity as the trustee for a trust for the benefit of Richard H. Michaels and his capacity as a co-trustee for a trust under the will of Jules Michaels) ("Mr. Michaels").

                                R E C I T A L S:

                  A. Mr. Michaels is the current Chairman of the Board, President and Principal Executive Officer of J. Michaels, Inc., a New York corporation (the "Company"), and is, as of the date hereof, the record owner of 74,862 shares of common stock, par value $1.00 per share (the "Common Stock"), of the Company and has the right to acquire 20,000 shares of Common Stock pursuant to currently exercisable stock options (collectively, the "J. Michaels Shares"). The J. Michaels Shares constitute approximately 10.4% of the issued and outstanding shares of Common Stock as of the date hereof.

                  B. Mr. Michaels is the trustee for a trust for the benefit of Richard H. Michaels which is, as of the date hereof, the record owner of 101,532 shares of Common Stock
(the "R. Michaels Trust Shares" and together with the J.
Michaels Shares, the "Shares").  In such capacity, Mr.
Michaels has sole voting power with respect to the R.
Michaels Trust Shares. The R. Michaels Trust Shares constitute approximately 11.4% of the issued and outstanding shares of Common Stock as of the date hereof.

                  C. Mr. Michaels is a co-trustee for a trust under the will of Jules Michaels which is, as of the date hereof, the record owner of 139,449 shares of Common Stock (the "Jules Michaels Trust Shares"). In such capacity, Mr. Michaels has shared voting power with respect to the Jules Michaels Trust Shares. The Jules Michaels Trust Shares constitute approximately 15.6% of the issued and outstanding shares of Common Stock as of the date hereof.

                  D. The Company and MSCMG have agreed that MSCMG will merge with and into the Company pursuant to a Plan and Agreement of Merger, dated as of the date hereof (the "Merger Agreement"), between the Company and MSCMG.

                  E. The Company has agreed to convene a special meeting of its stockholders (the "Special Meeting") as promptly as practicable to consider and vote on (i) the Merger Agreement, (ii) an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, and (iii) a proposal to transfer substantially all of the Company's assets to a liquidating trust as required by Section 909 of the New York Business Corporation Law (collectively, the "Special Meeting Matters").

                  F. MSCMG wishes to obtain certain assurances from Mr. Michaels that he will vote the Shares for each of the Special Meeting Matters at the Special Meeting and will vote the Jules Michaels Trust Shares for each of the Special Meeting Matters at the Special Meeting if his co-trustee is willing to so vote and Mr. Michaels is willing to provide such assurances.

                          THE PARTIES AGREE AS FOLLOWS:

                  1. Representations and Warranties. Mr. Michaels represents and warrants that:

                  (a) He owns, or is otherwise able to direct the voting of, the Shares described in the Recitals above to the extent issued and outstanding, free and clear of any restriction on voting, and has the right to vote the same free of any such encumbrance (other than any general fiduciary obligation imposed by law).

                  (b) The execution, delivery and performance of this Agreement by him do not (i) conflict with or violate any trust or other agreement or instrument to which or by which he or the Shares is a party or is bound, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to him or by which the Shares or the Jules Michaels Trust Shares are bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares or the Jules Michaels Trust Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, to which he is a party or by which he or the Shares or the Jules Michaels Trust Shares is bound or affected.

                  (c) The execution, delivery and performance of this Agreement by him do not require any consent, approval, authorization or permit of any federal, state, local or foreign regulatory body.

                  (d) This Agreement is a valid and binding agreement of his with respect to the Shares, enforceable against him in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws now or hereafter in effect that relate to or affect creditors' rights generally and general equitable principles, whether considered in an action at law or in equity.

                  2. Voting Agreement. Mr. Michaels agrees during the term of this Agreement to vote the Shares and any other shares of Common Stock to which he at the time of such vote is able to direct the voting thereof and any other voting securities of the Company issued or exchanged with respect to such Shares upon any reclassification, recapitalization, reorganization, stock split, stock dividend or any other change in the Company's capital structure in favor of the Special Meeting Matters at the Special Meeting or any adjournments thereof. Mr. Michaels further agrees during the term of this Agreement to vote the Jules Michaels Trust
Shares in favor of the Special Meeting Matters at the Special Meeting or any adjournments thereof if his co-trustee is willing to so vote.

                  3.       No Voting Trusts.  Mr. Michaels hereby
revokes any and all proxies and voting instructions with respect to the Shares and the Jules Michaels Trust Shares previously given by him, and agrees that he will not, nor will he permit any entity under his control to, grant a proxy with respect to any of the Shares which permits the voting of the Shares in a manner inconsistent with this Agreement, deposit any of the Shares in a voting trust or subject any of the Shares to any arrangement with respect to the voting of such Shares inconsistent with this Agreement.

                  4. Limitation on Sales. During the term of this Agreement, Mr.
Michaels agrees not to sell, assign, transfer, lend, tender, pledge, hypothecate, exchange, encumber or otherwise dispose of or impair the Shares unless, in connection therewith, he retains voting rights with respect to such Shares sufficient to permit him to fulfill his obligations hereunder.

                  5. Specific Performances. Mr. Michaels acknowledges that it will be impossible to measure in money the damage to MSCMG if Mr. Michaels fails to comply with the obligations imposed by this Agreement and that, in the event of any such failure, MSCMG will be irreparably harmed and will not have any adequate remedy at law or in damages.

Accordingly, Mr. Michaels agrees that injunctive relief or another equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure, will not oppose the granting of any such remedy on the basis that MSCMG has an adequate remedy at law or that MSCMG has not been irreparably harmed and hereby consents to the imposition of any such remedy. Mr. Michaels agrees not to seek, and hereby waives any requirement for, the securing or posting of a bond in connection with MSCMG's seeking or obtaining such equitable relief.

                  6. Term of Agreement; Termination. The term of this Agreement shall commence on the date hereof and terminate upon the earlier of (a) the holding of the Special Meeting at which Company stockholders consider and vote on the Special Meeting Matters or (b) the date on which the Merger Agreement is terminated in accordance with its terms. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

                  7.       Miscellaneous.

                  (a) Governing Law. This Agreement and all rights arising hereunder shall be construed and determined in accordance with the laws of the State of New York and the performance hereof shall be governed and enforced in accordance with such laws.

                  (b) Notices. All communications hereunder shall be sufficiently given if delivered personally or sent by telecopy or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows or to such other address which any party may give by written notice to the other parties hereto:

                           In the case of MSCMG, to:

                           Muriel Siebert Capital Markets Group Inc.
                           885 Third Avenue, Suite 1720
                           New York, New York 10022
                           Telephone:  (212) 644-2418
                           Facsimile:  (212) 486-2784
                           Attention:  Muriel Siebert
                         with a copy to:

                           Whitman Breed Abbott & Morgan
                           200 Park Avenue
                           New York, New York  10166
                           Telephone:  (212) 351-3000
                           Facsimile:  (212) 351-3131
                           Attention:  Monte E. Wetzler, Esq.

                           In the case of Mr. Michaels, to:

                           James H. Michaels
                           c/o J. Michaels, Inc.
                           182 Smith Street
                           Brooklyn, New York  11201
                           Facsimile: (718) 858-0396

                           with a copy to:

                           Moses & Singer LLP
                           1301 Avenue of the Americas
                           New York, NY  10019-6076
                           Telephone:  (212) 554-7800
                           Facsimile:  (212) 554-7700
                           Attention:  Irving Sitnick, Esq.

                  (c) Amendments and Waivers. This Agreement may be amended and Mr. Michaels may take any action herein prohibited, or omit to perform any act herein required to be performed, only if Mr. Michaels shall have obtained the written consent to such amendment, action or omission to act, of MSCMG.

                  (d) Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise effect the meaning of terms contained herein.

                  (e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  (f) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their legal successors-in-interest, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

                  (g) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

             IN WITNESS WHEREOF, this Voting Agreement has been executed as of the date first above written.


                         MURIEL SIEBERT CAPITAL MARKETS
                                   GROUP INC.


                                            By:________________________________
                              Name: Muriel Siebert
                                Title: President


                                            -----------------------------------
                                            James H. Michaels


                                            -----------------------------------
                        James H. Michaels, as trustee of
                        a trust f/b/o Richard H. Michaels


                                            -----------------------------------
                                            James H. Michaels, as co-trustee of
                                              a trust under the will of Jules
                                              Michaels

                                    Exhibit D


                  [letterhead of Whitman Breed Abbott & Morgan]


                                 [Closing Date]

J. Michaels, Inc.
182 Smith Street
Brooklyn, New York  11201

                           Re:      Merger of Muriel Siebert Capital
                                    Markets Group Inc. with and into
                                    J. Michaels, Inc.

Ladies and Gentlemen:

                  We have acted as special counsel to Muriel Siebert Capital Markets Group Inc., a Delaware corporation (the "Company"), in connection with the preparation of the following agreements (referred to herein collectively as the "Transaction Documents"):

         I.       Plan and Agreement of Merger, dated as of April
                  24, 1996 (the "Merger Agreement"), between the
                  Company and J. Michaels, Inc. ("J. Michaels");
                  and

         II.      Escrow Agreement, dated as of ________ __, 1996
                  (the "Escrow Agreement"), between the Company,
                  J. Michaels, J. Michaels Trust and [the Escrow
                  Agent].

                  This opinion is delivered to you pursuant to Section 9.4 of the Merger Agreement. Capitalized terms used but not defined herein have the meanings attributed to them in the Merger Agreement.

                  We have examined the Transaction Documents and the originals or certified, photostatic or facsimile copies of such records and other documents as we have deemed relevant and necessary as the basis for the opinions set forth below. In such examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, photostatic or facsimile copies and the authenticity of the originals of such copies.

                  As to various questions of fact material to the opinions rendered herein, we have relied upon the representations in the documents examined by us and upon certificates of public officers and an officer of the Company. We have assumed the due execution and delivery, pursuant to due authorization, of the documents that we have examined by each party thereto other than the Company, that each such other party has the full power, authority and legal right to enter into and perform its obligations under each such document to which it is a party, that each such document constitutes the valid and legally binding obligation of each such other party, enforceable against such party in accordance with its terms, and that all necessary consents, approvals, authorizations, registrations, declarations and filings (governmental or otherwise) and all other conditions precedent with respect to the legal and valid execution and delivery of, and performance under, the documents that we have examined by each party thereto other than the Company have been made or satisfied or have occurred and are in full force and effect.

                  Based upon our examination, as described above, and subject to the assumptions and qualifications stated, we are of the opinion that:

                  1. The Company is a corporation duly incorporated and in good standing and has a legal corporate existence under the laws of the State of Delaware. The Company has the corporate power and authority to enter into and to perform its obligations under the Transaction Documents and to consummate the transactions contemplated thereby.

                  2. The execution and delivery by the Company of the Transaction Documents to which it is a party and the performance by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company.

                  3. Each of the Transaction Documents to which the Company is a party has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  4. Neither the execution or delivery by the Company of the Transaction Documents nor the performance of its obligations thereunder nor the consummation by the Company of the transactions contemplated thereby will (a) violate any provision of the Company's certificate of incorporation or bylaws or
(b) violate, result in a breach of or a default under, or result in the creation of any lien under, any agreement identified in a certificate of the Company, dated today and delivered to you).

                  5. Neither the execution or delivery by the Company of the Transaction Documents nor the consummation by the Company of the transactions contemplated thereby will (a) except for filings with the Secretary of State of the states of New York and Delaware, require any consent, approval or authorization of, or any registration, declaration or filing with, the State of New York or the United States of America, or any of their respective agencies or
(b) materially violate any statute or regulation of the State of New York or the United States of America applicable to the Company or any court or administrative order, writ, judgment or decree which names the Company and is specifically directed to it or its property and of which we have knowledge (which is based solely on a review of our litigation docket and a certificate of the Company, dated today and delivered to you).

                  6. To our knowledge, which is based solely on a review of our litigation docket and a certificate of the Company, dated today and delivered to you, except as disclosed in [insert reference to appropriate agreement, schedule or certificate], there is no suit, proceeding or investigation pending or overtly threatened in any court or by or before any regulatory commission, board or other administrative or governmental agency or arbitration body against the Company which questions the validity of the Transaction Documents or which, if adversely determined, would materially adversely affect the ability of the Company to perform its obligations thereunder.


                  In giving the opinions expressed above, we express no opinion as to:

                  A. the  enforceability  of any  provision  in the  Transaction
         Documents releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or in- action, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct;

                  B. the enforceability of any purported waiver by any person of any right granted pursuant to any Federal or state constitution or statute, which may not legally be waived;

                  C. the effectiveness of any power of attorney given under the Transaction Documents to the extent it is intended to be binding on transferees;

                  D. the waiver of a claim based on the inconvenience of a forum set forth in Section 12.5(a) of the Merger
         Agreement; and

                  E. Section 12.5(a) of the Merger Agreement, relating to the submission to jurisdiction, insofar as it purports to confer subject matter jurisdiction on a United States District Court to adjudicate any controversy relating to the Transaction Documents in any circumstance in which such court would not have subject matter jurisdiction.

                  Our opinions in paragraphs 3 and 5(b) are subject to (a) applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance and similar laws which relate to or affect creditors' rights generally, (b) general principles of equity, including (1) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (2) concepts of materiality, reasonableness, conscionability, good faith and fair dealing, and (c) judicial action giving effect to foreign governmental actions or foreign laws, in either case, affecting creditors' rights.

                  Our opinion in paragraph 1 as to good standing and legal existence of the Company in the State of Delaware is based solely on a certificate of the Secretary of State of Delaware.

                  The foregoing opinions are limited to the Federal laws of the United States of America and the laws of the State of New York and the General Corporation Law of the State of Delaware.

                  The opinions set forth above are solely for your benefit in connection with the transactions contemplated by the Transaction Documents and may not be relied upon by any other person for any purpose.

                                                     Very truly yours,

                                    Exhibit E

                        J. MICHAELS, INC. TRUST AGREEMENT


     THIS J. MICHAELS, INC. TRUST AGREEMENT (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement"), made and entered into as of _____________, 1996, by and among J. Michaels, Inc. ("J. Michaels") and _____________ [and_________________], as designated trustee[s]
(together with any successors to them as trustees, the "Trustees"), for the benefit of the Settlors (as hereinafter defined).

                               W I T N E S S E T H


     WHEREAS, J. Michaels is planning to liquidate its assets and distribute to the Settlors the proceeds thereof along with any assets that cannot be timely liquidated and thereafter MSCMG will merge with and into J. Michaels pursuant to the Merger Agreement;

     WHEREAS, J. Michaels has agreed to transfer to the trust created hereby, in partial satisfaction of the equity interests of the Settlors, each of their respective right, title and interest in and to the Trust Assets (as defined below) on the terms and subject to the conditions set forth herein (the "Property");

     WHEREAS, it is not practicable to distribute the Property in kind among the Settlors in proportion to their respective equity interests in J. Michaels, and it does not appear that sale or other distribution of the

Property and distribution of the proceeds thereof to the Settlors is currently feasible;
                  WHEREAS, it is therefore in the best interests of the Settlors that the Property be acquired by the Trustees, as trustees of the Trust (as defined below), and that the Trustees have and hold full and complete legal title to the Property for the specific uses, benefits and purposes hereinafter set forth;
                  WHEREAS, it is desired that the powers of the Trustees in regard to the Trust Estate (as defined below) and the purposes of the Trust be limited so that the Trust qualifies as a liquidating trust for federal income tax purposes and is not treated as an association taxable as a corporation;
                  WHEREAS, the purposes of the Trust shall therefore be limited to the purposes stated in Section 2.2; and
                  WHEREAS, it is also desired that the Trust be treated as an express trust within the meaning of New York trust law or its successor statute;


                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

                  1.1. Defined Terms. As used herein, terms defined in the Preamble and Premises hereof shall have their respective assigned meanings, and the following capitalized terms shall have the following meanings:

                  "Beneficial Interest" shall mean, as to any Settlor, its beneficial interest in the Trust Estate, which interest bears the same relationship to the entire Trust Estate as the number of shares of common stock of J. Michaels owned by the Settlor as of the Effective Time bears to the total number of shares of common stock of J. Michaels outstanding as of the Effective Time. When used in relation to Beneficial Interests, the term "pro rata" shall mean the proportion that a particular Beneficial Interest bears to all Beneficial Interests.
                  "Effective Time" shall mean immediately prior to the effectiveness of the merger of MSCMG with and into J. Michaels pursuant to the Merger Agreement.
                  "Escrow Agreement" shall mean the escrow agreement referred to in the Merger Agreement pursuant to which J. Michaels is to place $500,000 in escrow for the ultimate benefit of the Trust.
                  "Escrow Funds" shall mean any moneys paid to the Trust pursuant to the Escrow Agreement.
                  "MSCMG" shall mean Muriel Siebert Capital Markets Group Inc.

                  "Merger Agreement" shall mean a certain Plan and Agreement of Merger dated as of April _____, 1996 between J. Michaels and MSCMG as it may be amended from time to time.
                  "Settlors" shall mean the shareholders of the Common Stock of
J. Michaels of record as of the Effective Time.
                  "Trust" shall have the meaning assigned to such term in
Section 2.1.
                  "Trust Assets" and "Trust Estate" shall mean all assets of J. Michaels as of the Effective Time including the Escrow Funds, but excluding the Effective Date Payment (as defined in the Merger Agreement).

                  1.2.     Other Definitional Provisions.
                  The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and exhibit references are to this Agreement unless otherwise specified.


         SECTION 2.  DECLARATION OF TRUST

                  2.1. Declaration of Trust. J. Michaels, on behalf of the Settlors, hereby creates the J. Michaels, Inc. Trust (the "Trust"), for the benefit of each Settlor as its interest may appear, to which J. Michaels shall contribute its right, title and interest in the Property on behalf of the Settlors.

                  2.2. Purposes and Intent. The Trust is organized for the sole purpose of liquidating the Trust Estate with no objective to continue or engage in the conduct of a trade or a business. The Trustees shall treat the Trust for federal income tax purposes as a liquidating trust in accordance with Treasury Regulation Section 301.7701-4(d) and as a "grantor trust" subject to the provisions of Subchapter J, Subpart E of the Internal Revenue Code of 1986, as amended (or any successor regulation or statute), unless otherwise required. Pursuant to this express purpose, and in addition to the powers, duties, rights and responsibilities of the Trustees pursuant to Section 6 hereof, the Trustees are hereby authorized and directed to take all reasonable and necessary action to sell or otherwise dispose of the Property, in a single sale or in several sales, as expeditiously as possible at a reasonable price and on reasonable terms consistent with an orderly liquidation of the Trust Estate and to distribute the net proceeds of such disposition to the Settlors in as prompt, efficient and orderly manner as possible; and until such sale can be made, to conserve and protect the Trust Estate.
                  2.3. Title to Property. The Trustees shall hold legal title to the Property and to such additional contributions at any time constituting a part of the Trust Estate and shall hold the Property and such other property in trust pursuant to the terms of this Agreement for the benefit of the Settlors. The Trustees are further authorized to make disbursements and payments from the Trust Estate in accordance with the provisions of section 4.

                  2.4. Documents to be Executed by Trustees. The Trustees are hereby authorized and directed to execute and deliver on behalf of the Trust any and all documents necessary to enable the Property, or any interest in and rights under any and all sales contracts, lease agreements or other instruments with respect to the Property, to be held in the name of the Trustees on behalf of the Trust.
                  2.5.  Trustee Selection.  The Trustees have been selected by
J. Michaels.


         SECTION 3.        DELIVERY AND ACCEPTANCE OF TRUST ESTATE

                  3.1. Conveyance by J. Michaels. At the Effective Time the interests of J. Michaels in the Property shall be transferred to the Trust on behalf of the Settlors pursuant to such agreements and documents as may be deemed reasonably necessary by J. Michaels or the Trustees. The Trust shall assume and agree to perform those obligations of J. Michaels as provided in the Assignment and Assumption Agreement annexed as an exhibit to the Merger
Agreement. At any time and from time to time after the date hereof, at the Trustees' reasonable request, J. Michaels shall execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation and take such other action as the Trustees may deem necessary or desirable in order to more effectively transfer, convey, assign to the Trust or the Trustees on behalf of the Trust and to confirm the title of the Trust or the Trustees on behalf of the Trust to the Property.

                  3.2. Acceptance of Conveyance; Conditions Precedent to Conveyance. The Trustees are hereby directed to, and the Trustees agree that they will (i) to the extent not previously done, authorize a representative of the Trustees to accept delivery of the Property on behalf of the Trust, (ii) accept all deeds of trust and all other instruments of transfer to be delivered with respect to the Property and (iii) take such other action as may reasonably be required of the Trustees or the Trust hereunder for the benefit of the Settlors.
                  3.3. Prohibited Transfers. The Trust shall not receive transfers of any listed stocks or securities, any readily-marketable assets or any operating assets of a going business. The Trust shall not receive or retain cash in excess of a reasonable amount to meet claims and contingent liabilities. The Trust shall not receive transfers of any unlisted stock of a single issuer that represents 80 percent or more of the stock of such issuer and shall not receive transfers of any general or limited partnership interests.

SECTION 4. BENEFICIARIES AND DISTRIBUTIONS

4.1. Beneficiaries. The income and principal of the Trust shall be held for the benefit of the Settlors.

4.2. Source of Payments; Distributions to Settlors. The Trust is required to distribute at least annually to the Settlors any proceeds from the sale of assets or income from investments. The Trust may retain a reasonable amount of proceeds or income to meet claims and contingent liabilities.
4.3. Withholding of Taxes and Other Charges. The Trustees may, but shall not be required to, withhold from the amount distributed at any time to any Settlor such amount as may be sufficient to pay any tax or other charge which has been or may be imposed upon such Settlor under the income tax laws of the United States or of any state or political subdivision or entity, whenever such withholding is required by any law, regulation, rule, ruling, directive or other governmental requirement. The Trustees, in the exercise of their discretion and judgment, may enter into agreements with taxing or other authorities for the payment of such amounts as may be withheld in accordance with the provisions of this Section 4.3. The Trustees agree to notify each Settlor promptly after they become aware that any distribution to such Settlor hereunder may be subject to withholding under this Section 4.3. Notwithstanding the foregoing but without prejudice to the Trustees' rights hereunder, a Settlor shall have the right with respect to the United States or any state or political subdivision or entity to contest the imposition of any tax or other charge by reason of any distribution hereunder.

         SECTION 5.        TERMINATION

5.1. Termination. The Trust shall terminate upon the earliest to occur (the "Termination Date") of (i) the fulfillment of the Trust's purpose, (ii) three (3) years after the effective date of this Agreement or (iii) when, in the reasonable judgment of the Trustees, there are insufficient liquid assets to pay all of the expenses, liabilities and obligations of the Trust and the Trustees have been unable to borrow amounts sufficient to provide for such expenses, liabilities and obligations. If the Trust contains installment obligations, such as those described in section 453 (h) of the Internal Revenue Code, that are payable over a period that ends more than three years after the date of creation of the Trust, the Trust term, with respect to those obligations only, may extend for a period that is reasonably necessary to collect and distribute installments on the obligations. The Trustees shall annually compile and disseminate to the Settlors all available tax return information with respect to interest (stated or unstated) and otherwise necessary or useful in reporting under the installment method. Prior to or contemporaneously with the termination or expiration of the Trust, the Trustees shall satisfy or provide for payment of all expenses, liabilities and obligations of the Trust known to it and distribute the Trust Estate to the Settlors as provided in Section
     5.2. The Trustees shall have a reasonable period of time after the occurrence of the termination or expiration of the Trust in which to wind up the administration of the Trust and to make a distribution of its assets. During this period of time, the

Trustees shall continue to have and shall exercise all powers granted to the Trustees until the assets of the Trust can be distributed.

                  5.2. Distribution on Termination. Upon the termination of the Trust, the Trustees shall deliver and distribute to the Settlors, pro rata in accordance with their respective Beneficial Interests, all of the assets and property comprising the Trust (including, without limitation any cash and any portion of the Property remaining in the Trust) after payment of all expenses, liabilities and obligations of the Trust, less a reasonable reserve for the payment of contingent liabilities of the Trust. Such reserve shall be held by the Trustee for not more than three years after the date of termination of the trust; provided, however, that in the sole and absolute discretion of the Trustee all or any part of such reserve may at any time be distributed pro rata to the Settlors.


         SECTION 6.        POWERS AND DUTIES OF THE TRUSTEES

                  6.1. Powers of Trustees. Except as expressly provided otherwise herein, the Trustees shall have all powers granted to trustees under New York trust law (or its successor statute), including, without limitation, all powers which the Trustees deem necessary or desirable to achieve the purposes of the Trust as set forth in this Agreement. The powers of the Trustees with respect to the Property shall, however, be limited to receiving the Property; managing and maintaining the Property prior to the sale or other disposition of the Property, or entering into contracts with others for such management and maintenance; paying expenses reasonably incurred in connection with the administration of the Trust; contracting to sell and selling or otherwise disposing of the Property in a single sale or in a series of separate sales for portions of the Property at private or public sale, for cash or for credit or for part cash and part credit, with or without security; and collecting the proceeds of sale. The Trustees are authorized to sue for and defend the Trust Estate, or any part thereof as at any time constituted, and to sue for and defend the Trust; and the Trustees are authorized to compromise, settle and adjust claims in favor of and against the Trust Estate, or any part thereof, or against the Trust. The Trustees are authorized to abandon property and release claims, with or without consideration therefor, which the Trustees deems worthless or when the Trustees deem such action to be in the best interests of the Settlors. In addition, the Trustees shall have the power to discharge, compromise and settle any unascertained, unliquidated or contingent debts, liabilities or obligations of the Trust, and any other powers which the Trustees deems necessary or desirable to carry out the purposes of the Trust. The Trustees shall carry out the purposes of the Trust and the directions contained herein and shall not at any time enter into or engage in any business, including, without limitation, the purchase or acceptance of any assets or property (other than such assets or property as are necessary to carry out the purposes of this Agreement) on behalf of the Trust or of the Settlors.

                  6.2. Establishment of Trust Accounts. Promptly after the Effective Date there shall be established and, at all times thereafter until the trust created by this Agreement shall have been terminated, there shall be maintained by the Trustee trust accounts (the "Trust Accounts"). All right, title and interest in and to the Trust Accounts shall vest in the Trustees for the benefit of the Settlors, and funds on deposit in the Trust Accounts shall constitute part of the Trust Estate. The Trust Accounts shall be subject to the exclusive dominion and control of the Trustees.
                  6.3. Investment of Funds Deposited in Trust Accounts. The Trustees shall invest and reinvest monies on deposit from time to time in the Trust Accounts in demand and time deposits in banks or savings institutions, or temporary investments such as short-term certificates of deposit or Treasury bills or shares in open end mutual funds which invest exclusively in securities issued or unconditionally guaranteed or insured by the United States government or any agency or state thereof and backed by the full faith and credit of the United States or such state having average maturities of not more than one (1) year from the date of acquisition of such security.
                  6.4. Payment of Expenses and Other Liabilities. The Trustees shall pay from the Trust Estate all expenses, charges, liabilities and obligations of the Trust, including, without limiting the generality of the foregoing, such debts, liabilities or obligations as may be payable from the Trust Estate (including, without limitation, the interest and principal of any outstanding loan), interest, insurance premiums, taxes, assessments and

w
public charges of every kind and nature, the costs, charges, expenses and Trustees' fees connected with or arising out of the execution or administration of the Trust and the Trust Estate, and such payments and disbursements as are provided for in this Agreement or which may be determined by the Trustees to be a proper charge against the Trust and the Trust Estate. The Trustees in their discretion and judgment may from time to time make provisions by reserve or otherwise out of the Trust Estate for such reasonable amount or amounts as the Trustees in their discretion and judgment may determine to be necessary or advisable to meet unascer- tained, unliquidated or contingent liabilities of the Trust. The Trustees may pay from the Trust Estate any taxes, penalties and interest that may be due to the Internal Revenue Service or any other taxing authorities, and the Trustees shall have no liability for any such taxes, penalties and interest.
                  6.5.     Powers Cumulative.  The powers conferred by this
Section 6 in no way limit any power conferred on the Trustees by any other Section hereof but shall be in addition thereto.
                  6.6. Self-Dealing. The Trustees are authorized to enter into any transaction authorized by this Agreement, even though the other party to that transaction is a Settlor, or a successor or assign of any Settlor, or a trustee of any trust, including any Trustee under this instrument acting individually, except to the extent that the New York trust law, or any successor statute, may expressly prohibit a Settlor from authorizing a trustee to engage in any such transaction; provided, however, that the terms and conditions of any such transaction shall be no more favorable to the foregoing persons than a transaction that would have been negotiated and entered into with an unaffiliated party on an arm's-length basis.
                  6.7. Reporting Requirements of Trustees. No later than 75 days from the end of each calendar year, the Trustees shall deliver to the Settlors financial statements prepared by an independent public accounting firm selected by the Trustees. The Trustees shall cause to be prepared and filed all returns necessary for federal, state and local income tax purposes.
                  6.8. Liability of Trustees. The Trustees shall have no liability hereunder so long as they perform their duties in good faith. The Trustees shall not be liable for any action taken or omitted in good faith and believed by them to be authorized within the discretion or rights or powers conferred upon them by this Agreement. The Trustees shall be indemnified by the Trust for any claims or causes of action arising from or related to the good faith exercise of their duties on behalf of the Trust. In performing their duties hereunder, the Trustees may consult with counsel and shall have no liability for any action taken upon the advice of such counsel. None of the provisions of this Agreement shall require the Trustees to expend or risk their funds or otherwise incur personal financial liability in the performance of any of their duties hereunder or in the exercise of any of their respective rights and powers. The Trustees may rely without inquiry upon any writing delivered to them hereunder which they believe in good faith to be genuine and to have been given by a proper person.

                  6.9. Liability of Third Party. No purchaser at any sale made by the Trustees or persons dealing with the Trustees hereunder shall be obliged to see to the application of any money or property paid or delivered to the Trustees. No person dealing with the Trustees shall be obliged to inquire into the expediency or propriety of any transaction or the authority of the Trustees to enter into and consummate the same upon such terms as the Trustees may deem advisable.
                  6.10. No Bond. The Trustees need not post any bond for so acting.
                  6.11. No Court Supervision. The Trustees shall not be required to qualify before, be appointed by, or in the absence of breach of trust, account to any court or obtain the order or approval of any court in the exercise of any power or discretion granted in this instrument. Any suit or legal action against the Trustees or the Trust shall be maintained in the Supreme Court of the County of Kings, State of New York.

6.12.Trustees' Fee. (a) For its services as trustees hereunder, the Trustees shall be entitled to receive compensation ([________________________] in addition to reimbursement of their reasonable cost and expenses).

(b)  All such fees, costs and expenses shall be payable from the Trust Estate.

6.13.    Resignation of or Removal of Trustee and Appointment of
Successor.  Each of the Trustees may at any time resign upon giving to the then acting co-Trustee thirty (30) days' written notice of such resignation, subject in either case to the appointment of a successor as provided below. In the case of resignation, if possible, such Trustee shall continue to serve as Trustee until such appointment. In addition, the majority in interest of the Settlors by written notice may at any time remove any of the Trustees, with or without cause. In the event that a Trustee serving hereunder shall resign, be removed, cease or fail for any reason to serve as Trustee, such Trustee shall be succeeded by such person or entity as shall be designated by a majority in interest of the Settlors which designation may be made by a written instrument. If a successor Trustee is not appointed as hereinabove provided then, upon application by the Trustee or the co-Trustee, a successor Trustee which meets the qualification described above shall, at the expense of the Trust Estate, be named by the Supreme Court, Kings County, New York. The successor Trustee shall succeed to the right, title and interest of the Trust without the necessity of any conveyance or assignment of the Trustee Estate, although conveyances and assignments shall be made if desired and requested by the successor Trustee.
                  6.14. Reorganization of Trustee. If any corporate Trustee should, before or after qualification, change its name, be reorganized, merged or consolidated with another corporation or entity, or assign its trust functions to another corporation or entity, the resulting corporation or entity which succeeds to its fiduciary business (provided such corporation or entity is organized under the laws of the United States or any State, territory or possession thereof and has authority to exercise trust powers in New York) shall become the Trustee hereunder or be eligible for appointment as Trustee, as the case may be.
                  6.15. Liability for Predecessor Fiduciary. No Trustee hereunder shall be liable for the default of any predecessor Trustee, or for failure to contest the accounting (if any) rendered by such predecessor Trustee. Similarly, any Trustee hereunder may accept the Trust Assets delivered to it by any predecessor Trustee and shall be responsible only for such assets. Nothing in this Section 6.15 shall limit the power of any Trustee hereunder from conditioning its acceptance of the Trust or any Trust Assets upon a proper accounting or from requiring such an accounting from, or the rectifying of a prior default by, a predecessor fiduciary.
                  6.16. Ancillary Trustee. If the Trustees are or become unable or unwilling to act in the jurisdiction in which any of the Trust Estate is located, the Trustees may appoint an ancillary trustee and may confer upon the ancillary trustee such powers and discretions, exercisable without court order, to act with respect to the Trust Estate as the Trustees deem proper. The ancillary trustee may be either a corporate trustee or an individual trustee. The ancillary trustee shall be responsible to the Trustees for all property it administers. The Trustees may pay the ancillary trustee reasonable compensation for its services and may absolve it from any requirement to furnish a bond or other security.

                  6.17. Release of Power. If the Trustees deem it to be in the best interest of the Trust and its beneficiaries, the Trustees, by written instrument signed by the Trustees, shall have the power and authority to release, disclaim or restrict the scope of any power or discretion granted in this instrument or implied by law.
                  6.18. Conflicting Claims or Demands on Trustees. If any conflicting claims or demands are made or asserted to any portion of the Trust Estate, or to any interest of any Settlor herein, or if there should be any disagreement between the transferees, assignees, heirs, representatives, or legatees succeeding to all or a part of the interest of any Settlor resulting in adverse claims or demands being made in connection with such interest, then, in any of such events, the Trustees shall be entitled, at their sole selection, to refuse to comply with any such conflicting claims or demands. In so refusing, the Trustees may elect to make no payment or distribution of the Settlor's interest involved, or any part thereof, and in so doing the Trustees shall not be or become liable to any of such parties for their failure or refusal to comply with any of such conflicting claims or demands, provided that the Trustees shall be liable for interest on any funds which they may so withhold calculated at the rate of interest received by the Trustees on funds in a like amount invested by them overnight. The Trustees shall be entitled to refrain and refuse to act until (i) the rights of the adverse claimants have been adjudicated by a final judgment of a court of competent jurisdiction, or (ii) all differences have been adjusted by a valid written agreement between all of such parties, and the Trustees shall have been furnished with an executed counterpart of such agreement, and (iii) the Trustees may, in their sole discretion, require that there be furnished a surety bond or other security satisfactory to the Trustees, as they shall deem appropriate to fully indemnify them as between all conflicting claims or demands.

         SECTION 7.        SUPPLEMENTS AND AMENDMENTS TO THIS
                           AGREEMENT

                  7.1. Supplements and Amendments Without Consent of Settlors. Without the consent of the Settlors, the Trustees and J. Michaels may execute a supplement or amendment hereto or enter into one or more agreements supplemental hereto in a form satisfactory to the Trustees, to cure any ambiguity, to correct or supplement any provision herein, which may be defective or inconsistent with any other provision herein, or to make any other provision with respect to matters or questions arising hereunder which shall not be inconsistent with any provision hereof; provided, however, that any such action contemplated by this
Section 7.1 shall not result in any material changes to this Agreement or adversely affect the interests of the Settlors.
                  7.2. Supplements and Amendments With Consent of Settlors. With the consent of a majority in interest of the Settlors, the Trustees may execute a supplement or amendment hereto or enter into one or more agreements supplemental hereto in a form satisfactory to the Trustees and a majority in interest of the Settlors, to cure any ambiguity, to correct or supplement any provision herein, which may be defective or inconsistent with the purposes hereof, or to amend any provision, or make any other provision, which shall not be inconsistent with the purposes hereof.
                  7.3. Notice and Effect of Executed Amendment. Promptly after the execution by the Trustees of any supplement or amendment pursuant to Section
7.1 or 7.2 hereof, the Trustees shall give notice of the substance of such amendment to all of the Settlors or, in lieu thereof, shall send a copy of such amendment to each such Settlor. Upon the execution of any declaration of amendment or supplement, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties, and immunities under this Agreement of the Trustees and the Settlors shall thereafter be determined, exercised, and enforced hereunder subject in all respects to such modification and amendment, and all the terms and conditions of any such amendment or supplement shall be thereby deemed to be part of the terms and conditions of this Agreement for any and all purposes.
                  7.4. Irrevocability. This Agreement may only be revoked, amended or modified pursuant to the provisions of this Section 7; otherwise, this Agreement shall be irrevocable.

         SECTION 8.        MISCELLANEOUS

                  8.1. Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and may be delivered personally or by mail, telex or telecopy. Any notice required or permitted to be delivered shall be deemed to be delivered and received, whether actually received or not, on the date five calendar days after it is deposited in the United States mail, postage prepaid, registered or certified, addressed to the person which is to receive it at the address specified for such person in the records of the Trustees or at such address which may be specified as provided herein. Any person entitled to receive notice hereunder may change, at any time or from time to time by written notice to the Trustees, the address which had theretofore been specified for receiving notices.

     8.2. Governing Law. This Agreement is to be construed, enforced and governed in accordance with the laws of the State of New York for contracts made and wholly performed within that state.

     8.3. Headings. The captions and headings used in this Agree- ment are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

     8.4. Severability. If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

     8.5. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

     8.6. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed but one instrument.

     8.7. Title to Trust Estate. No Settlor nor J. Michaels shall have title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of the right and interest of any Settlor in and to the Trust Estate or hereunder shall operate to terminate this Agreement or the Trust or to entitle any successor or transferee of such Settlor to an accounting with respect to the Trust Estate or to the transfer to it of title to any part of the Trust Estate.

     8.8. Acceptance by Trustees. The Trustees, by joining in the execution of this Agreement, accept the Trust herein created and provided for and accepts all of the rights, powers, privileges, duties and responsibilities of the Trustees hereunder and agree to exercise and perform the same in accordance with the terms and provisions contained herein. The Trustees expressly represent that they will make continuing efforts to dispose of the Property in accordance with the terms of this Agreement, make timely distributions to the Settlors in accordance with the provisions of this Agreement and not unduly prolong the duration of the Trust.

     8.9. Interests of Settlors Not a Security; No Transfers of Interest. A Settlor's interest in the Trust and/or the Trust Estate is not a security and shall not be evidenced by any formal certificate or other instrument, but such Settlor shall be apprised of its interest by the Trustees. The Trustees shall maintain appropriate records with respect to the interest of each Settlor. No interest in the Trust and/or the Trust Estate shall be transferable and any purported transfer shall be null and void ab initio.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


J. MICHAELS, INC.


By:_____________________________
    Title:



- -----------------------------
    ,as Trustee



- ------------------------------------
    ,as Trustee

                                    Exhibit F

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


                  This ASSIGNMENT AND ASSUMPTION AGREEMENT (this
"Assignment Agreement"), dated as of _____ __, 1996, between J.
Michaels, Inc., a New York corporation (the "Assignor"), and J.
Michaels, Inc. Trust, a New York trust ("Assignee"):

                              W I T N E S S E T H :

                  WHEREAS, Assignor has entered into a Plan and Agreement of Merger with Muriel Siebert Capital Markets Group Inc., a Delaware corporation (together with its successors in interest, "MSCMG"), dated as of April 24, 1996 (the "Merger Agreement"), wherein MSCMG has agreed to merge with and into Assignor;

                  WHEREAS,  pursuant to the Merger  Agreement and as a condition to the consummation of the Merger, Assignor has agreed to enter into an agreement with Assignee wherein Assignor shall assign to Assignee all of Assignor's liabilities and obligations or every character whatsoever immediately prior to the Effective Time of the Merger (as such term is defined in the Merger Agreement), whether or not accrued, whether or not fixed or contingent, and whether or not known or unknown, including without limitation (i) the liabilities listed on Schedule 4.17 hereto and all tax liabilities resulting from the transfer of the real property owned by the Assignor to the Assignee and
(ii) all obligations and responsibilities under the Plans (as such term is defined in the Merger Agreement) currently maintained or contributed to by the Company on behalf of the employees or former employees, including, without limitation, all obligations and liabilities with respect to the termination of and withdrawal from the Plans, all obligations and responsibilities to provide retiree health coverage and continuation coverage and appropriate notices under the Consolidated Omnibus Budget Reconciliation Act of 1985, and all obligations and responsibilities under all severance and termination pay plans and programs (the "Assumed Liabilities"); and

                  WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to assume, all of the Assumed Liabilities;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the parties hereto agree as follows:

                  1.       Assignment.  Effective as of immediately prior to
the Effective Time of the Merger, Assignor does hereby
unconditionally and irrevocably assign,  transfer and set over unto Assignee all
of  Assignor's  right,   title  and  interest  in,  to  and  under  the  Assumed
Liabilities.

                  2. Acceptance of Assignment; Assumption of Obligations. Effective as of immediately prior to the Effective Time of the Merger, Assignee does hereby accept from Assignor the assignment contained in paragraph 1 hereof and does hereby expressly assume all of Assignor's right, title and interest in, to and under the Assumed Liabilities.

                  3. Further Assurances. Assignor agrees that at any time and from time to time Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee may reasonably request in writing in order to obtain the full benefits of this Assignment Agreement and of the rights and powers herein granted; provided, however, that this paragraph is not intended to impose on Assignor any additional duties or liabilities not otherwise contemplated in this Assignment Agreement.

                  4. Binding Effect. This Assignment Agreement shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns.

                  5. Governing Law. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF NEW YORK.

                  6.       Headings.     The headings of the various paragraphs
herein have been inserted for convenience of reference only and shall not to any extent have the effect of interpreting, modifying or amending the terms and provisions of this Assignment Agreement.

                  7. Definitions. Capitalized terms used herein and not defined herein shall have the meanings set forth for such terms in the Merger Agreement.

                  8. Third Party Beneficiaries. Nothing in this Assignment Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Assignment Agreement on any other persons other than the parties hereto and their respective successors and assigns, nor is anything in this Assignment Agreement intended to relieve or discharge the obligations or liability of any third persons to any party to this Assignment Agreement, nor shall any provision give any third parties any right of subrogation or action over or against any party to this Assignment Agreement. MSCMG's sole remedies for any breach of this Assignment Agreement shall be as set forth in the Merger Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed as of the day and year first above written.


                                            J. MICHAELS, INC.



                                            By:
                                      Name:
                                     Title:


                             J. MICHAELS, INC. TRUST



                                            By:
                                      Name:
                                     Title: